SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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[ ]	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

BIORELIANCE CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BIORELIANCE CORPORATION
14920 Broschart Road
Rockville, Maryland 20850

April 30, 2002

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Time	10:00 a.m. Monday, June 10, 2002

Place	14920 Broschart Road Rockville, Maryland 20850

Items of Business	(1) To elect two Class II directors to serve until the 2005 annual meeting of stockholders, to hold office until their successors are duly elected and qualified,

(2) To ratify the appointment of PricewaterhouseCoopers as BioReliance’s independent auditors for 2002,

(3) To approve the Amended and Restated BioReliance 1997 Incentive Plan, which includes a 200,000 increase in the shares available for awards under the plan and annual limits on the compensation that may be paid to participants under the plan to comply with Section 162(m) of the Internal Revenue Code,

(4) To approve the BioReliance Employee Stock Purchase Plan, and

(5) To transact such other business as may properly come before the meeting and any adjournment thereof.

Record Date	Holders of record of BioReliance common stock at the close of business on Tuesday, April 30, 2002 will receive notice of and are entitled to vote at the meeting.

Annual Report	BioReliance’s 2001 Annual Report, which is not a part of the proxy soliciting material, is enclosed.

Proxy Voting	It is important that your shares be represented and voted at the meeting. The Corporation urges you to vote your shares by completing and returning the proxy card sent to you. You can revoke a proxy at any time before its exercise at the meeting by following the instructions in the accompanying proxy statement.

By Order of the Board of Directors /s/ John L. Coker John L. Coker Secretary

PROXY STATEMENT

BIORELIANCE CORPORATION
ANNUAL MEETING OF STOCKHOLDERS
JUNE 10, 2002

     The Corporation is providing these proxy materials in connection with the solicitation by its Board of Directors of proxies to be voted at the annual meeting of stockholders and at any meeting following adjournment thereof. You are invited to attend the annual meeting on Monday, June 10, 2002, at 10:00 a.m. The meeting will be held at 14920 Broschart Road, Rockville, Maryland 20850.

     The Corporation is first mailing this proxy statement and the accompanying forms of proxy on approximately May 1, 2002, to holders of BioReliance common stock on April 30, 2002, the record date for the meeting. The mailing address for the return of proxies in the enclosed postage paid envelope is Secretary, BioReliance Corporation, 14920 Broschart Road, Rockville, Maryland 20850. A copy of BioReliance’s Annual Report for the fiscal year ended December 31, 2001 is being mailed to stockholders together with this proxy statement.

Proxy Procedures

     Because many stockholders cannot attend the meeting in person, a large number of stockholders must be represented by proxy. Proxies in the form enclosed are solicited by or on behalf of the Corporation’s Board of Directors. The persons named in the form of proxy have been designated as your proxies by the Board of Directors. These people are:

•	James R. Stock, Director, Financial Planning and Analysis; and

•	John L. Coker, Vice President, Finance and Administration and Chief Financial Officer

     If you wish to appoint some other person to represent you at the annual meeting, you may do so either by inserting that person’s name in the blank space provided on the enclosed proxy card, or by completing another form of proxy and, in either case, delivering the completed proxy to the address indicated above before the annual meeting. It is your responsibility to inform that person of this appointment, and that person must vote your shares in accordance with your instructions.

     If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the meeting.

Quorum and Voting at the Meeting or by Proxy

     The presence, in person or by proxy, of the holders of a majority of the shares entitled to vote generally for the election of directors, is required to constitute a quorum at the meeting. If a quorum should not be present, the Corporation may adjourn the meeting until a quorum is obtained.

     Abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

     Brokers who hold shares of common stock for the accounts of their clients may vote such shares either as directed by the clients or in their own discretion as permitted by the stock exchange or other organization of which they are members. Brokers who are members of the New York Stock Exchange are permitted to vote their clients’ proxies in their own discretion as to the election of directors if the clients have not furnished voting instructions within ten days of the meeting. Certain proposals other than the election of directors are “non-discretionary” and brokers who have received no instructions from their clients do not have discretion to vote on those items. When a broker votes a client’s shares on some but not all of the proposals at a meeting, the missing votes are referred to as “broker non-votes”.

Voting

     Holders of record of BioReliance common stock at the close of business on Tuesday, April 30, 2002, will receive notice of and are entitled to vote at the annual meeting. Each share is entitled to one vote on each matter properly brought before the meeting. On April 30, 2002, there were approximately 8,425,997 shares of common stock outstanding.

     All shares entitled to vote and represented by properly completed proxies received before the meeting and not properly revoked will be voted at the meeting in accordance with your instructions. If you do not indicate how your shares should be voted on a matter, the shares represented by your properly completed proxy will be voted as the Corporation’s Board of Directors recommends.

Revocation

     You may revoke your proxy at any time before it is voted by:

•	delivering to the Secretary written notice that you are revoking your proxy;

•	submitting a properly-executed proxy bearing a later date; or

•	attending the annual meeting and voting in person.

     Attendance at the annual meeting by a stockholder who has given a proxy shall not in and of itself constitute a revocation of that stockholder’s proxy.

Cost of Proxy Solicitation

     The Corporation will pay the cost of soliciting proxies. Proxies may be solicited on behalf of the Corporation by its directors, officers or employees in person or by telephone, facsimile or other electronic means. The Corporation will also request that banks, brokerage houses and other institutions, nominees or fiduciaries forward the proxy materials to the beneficial owners of record of the common shares. In accordance with the rules of the Securities and Exchange Commission, the Corporation will reimburse these banks, brokerage firms and other institutions, nominees and fiduciaries for their expenses incurred in sending proxies and proxy materials to the beneficial owners of its common stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table contains information, as of March 1, 2002, with respect to the beneficial ownership of common stock by (i) each person known to the Corporation to be the beneficial owner of more than 5% of its outstanding shares of common stock, (ii) each director of the Corporation, (iii) each executive officer named in the Summary Compensation Table included in this proxy statement, and (iv) all directors and executive officers of the Corporation as a group.

	Common Stock

Name and Address	Amount and Nature	Percent of
of Beneficial Owner(1)	of Beneficial	Class
	Ownership (2)

Sidney R. Knafel(3) 126 East 56th St. New York, NY 10022.	2,938,131	34.9%
Brown Capital Management, Inc. 1201 N. Calvert St. Baltimore, Maryland 21202 (4)	1,583,300	18.8%
Morgan Stanley Dean Witter & Co 1585 Broadway New York, NY 10036(5)	484,200	5.8%
The Douglas R. Knafel 1978 Trust 126 East 56th St. New York, NY 10022.	459,974	5.5%
The Andrew G. Knafel 1978 Trust 126 East 56th St. New York, NY 10022.	459,974	5.5%
Capers W. McDonald	211,431	2.5%
William J. Gedale	14,667	*
Victoria Hamilton	98,610	1.2%
Gordon J. Louttit	27,333	*
Leonard Scherlis, M.D.(6)	61,445	*
John L. Coker	6,000	*
Allan J. Darling, Ph.D.	-	—
John A. Gilly, Ph.D.	20,700	*
David Jacobson-Kram, Ph.D.	1,266	*
All directors and executive officers as a group (12 persons)(3)(6)	3,400,399	40.5%

*	Less than 1%.

(1)	Unless otherwise set forth in the table, the address for the listed beneficial owners and directors and executive officers is 14920 Broschart Road, Rockville, Maryland 20850.

(2)	Under the rules of the Securities and Exchange Commission, shares of the Corporation’s common stock that a person has the right to acquire within 60 days upon the exercise of stock options are deemed to be outstanding for the purpose of computing the percentage ownership of such person but are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Accordingly, the totals for the following persons include the following shares represented by options exercisable within 60 days of March 1, 2002: Mr. Knafel, 1,000 shares; Mr. McDonald, 10,400 shares; Mr. Gedale 14,667 shares; Ms. Hamilton, 17,999 shares; Mr. Louttit, 26,333 shares; Dr. Scherlis, 15,333 shares; Mr. Coker, 6,000 shares; Dr. Darling, 0 shares; Dr. Gilly, 18,200 shares; Dr. Jacobson-Kram, 0 shares; and all directors and executive officers as a group, 130,398 shares.

(3)	Includes 59,010 shares owned by Mr. Knafel’s wife’s estate, 70,000 shares owned by a corporation of which Mr. Knafel is a director and officer, and 1,482,047 shares owned by trusts for the benefit of Mr. Knafel’s children, as to all of which shares Mr. Knafel disclaims beneficial ownership. Excludes 280,810 shares owned by an adult child of Mr. Knafel, as to which shares Mr. Knafel also disclaims beneficial ownership.

(4)	As reported on Schedule 13G, dated January 30, 2002.

(5)	As reported on Schedule 13G, dated January 29, 2002.

(6)	Excludes 13,050 shares owned by Dr. Scherlis’ adult children and 1,482,047 shares held by trusts of which an adult child of Dr. Scherlis is trustee, as to which shares Dr. Scherlis disclaims beneficial ownership.

PROPOSAL I
ELECTION OF DIRECTORS
Election of Directors

     The Board of Directors consists of three classes of directors, with two directors in each of Class I, Class II and Class III. Directors hold office for staggered terms of three years or until their successors have been duly elected and qualified. Directors in one of the three classes will be elected each year at the annual meeting of stockholders to succeed the directors whose terms are ending. The Class II directors, Victoria Hamilton and Leonard Scherlis, whose terms expire at the annual meeting, have been nominated to stand for re-election to the board for terms expiring at the annual meeting of stockholders in 2005 or until their successors have been duly elected and qualified. The directors in Class I and Class III are serving terms ending at the annual meeting of stockholders in 2004 and 2003, respectively.

     You may not vote for more than two nominees. Each of the nominees has consented to serve, and the Board knows of no reason why any nominee will be unavailable or unable to serve. If any nominee should for any reason become unavailable for election, the proxy holders will vote for such other nominee as may be proposed by the Board.

     Background information about the two nominees and other directors continuing in office is set forth below, including any position(s) they hold with the Corporation.

Nominees for Election of Class II Directors

	Positions or Offices	Served as Director
Name	With the Corporation	Continuously Since	Age

Victoria Hamilton	None	1982	48

Leonard Scherlis,M.D.	None	1982	80

     Victoria Hamilton has been a Director of the Corporation since 1982. Since January 1999, she has been an independent advisor to a number of public and private companies and a principal of The Washington Advisory Group. Ms. Hamilton served as Executive Vice President and Chief Operating Officer of General American Investors Corporation, Inc. from August 1995 through December 1998, and as Vice President of General American Investors Corporation, Inc. from February 1992 through August 1995. In her duties as Chief Operating Officer of General American Investors Corporation, Inc., Ms. Hamilton participated in financial oversight of the organization. Ms. Hamilton also served as a director of General American Investors Corporation, Inc. from March 1996 through December 1998 and is currently a director of Caswell Massey Ltd., and of The Telluride Group, each a private company. She is also a member of the Board of Trustees of Bank Street College of Education. From 1982 to 1992, Ms. Hamilton was an Associate of SRK Management Corporation, an investment and venture capital firm. She holds an A.B. and M.B.A. from Harvard University.

     Leonard Scherlis, M.D. has been a Director of the Corporation since 1982. Dr. Scherlis, Professor Emeritus of Medicine at the University of Maryland Medical School, has served as an adjunct research professor in the School’s Department of Epidemiology and Preventive Medicine since 1987. He also is a member of the boards of the Maryland Medical Research Institute and the Clinical Trials and Surveys Corporation and chairman of their Institutional Review Board. He received a B.A. and M.D. from The Johns Hopkins University. Dr. Scherlis is the brother-in-law of Mr. Knafel, who serves as Chairman of the Board of the Corporation and is the Corporation’s principal stockholder.

Class I Directors

	Positions or Offices	Served as Director
Name	With the Corporation	Continuously Since	Age

William J. Gedale	None	1991	58

Gordon J. Louttit	None	1980	53

     William J. Gedale has been a Director of the Corporation since 1991. He is also the President and Chief Executive Officer of Mount Everest Advisors LLC, an investment counseling firm, where he has served since 1996. From April 1998 to October 1998, Mr. Gedale also served as the President of Sheer Asset Management Inc., an investment advisory company. From 1995 to 1996, he was a Managing Director of John W. Bristol and Co., an investment counseling firm. From 1989 to 1995, Mr. Gedale served as President and Chief Executive Officer of General American Investors Corporation, Inc., a closed-end investment fund. Mr. Gedale is a trustee of Neurosciences Research Foundation, a director of the New York Hospital Departmental Associates, and a member of the New York Society of Security Analysts. He holds a M.B.A. from New York University and a J.D. from Fordham University.

     Gordon J. Louttit has been a Director of the Corporation since 1980. Since 1995, he has also served as Senior Vice President, General Counsel and Secretary of The Aerospace Corporation, a non-profit corporation that provides technical support to the Air Force on national security space programs. From 1985 to 1995, he served as Vice President, Assistant General Counsel, and Secretary of Whittaker Corporation, an electronics and aerospace manufacturer, which was the former parent company of the Corporation. As part of his current duties, Mr. Louttit is also responsible for the budgeting of his department and for chairing the budget committee for Aerospace’s civil and commercial operations. Mr. Louttit holds a J.D. from UCLA Law School and has attended courses in finance and accounting for management professionals and attorneys.

Class III Directors

	Positions or Offices	Served as Director
Name	With the Corporation	Continuously Since	Age

Sidney R. Knafel	Chairman of the Board	1982	71

Capers W. McDonald	President and Chief	1992	50
	Executive Officer

     Sidney R. Knafel has served as Chairman of the Board of the Corporation since 1982 and is the Corporation’s principal stockholder. Since 1982, he has also been the managing partner of SRK Management Company, an investment and venture capital concern. Mr. Knafel is Chairman of Insight Communications Company, Inc., and also serves as a director of General American Investors Corporation, Inc., IGENE Biotechnology, Inc., NTL Incorporated and other private companies. Mr.

Knafel holds an A.B. and M.B.A. from Harvard University and is a Certified Financial Analyst. Mr. Knafel is the brother-in-law of Dr. Scherlis, a Director of the Corporation.

     Capers W. McDonald joined the Corporation as President and Chief Executive Officer in June 1992 and has been a Director of the Corporation since August 1992. From 1989 to 1992, Mr. McDonald served as President of Spectroscopy Imaging Systems Corporation, a joint-venture of Siemens Medical Systems, Inc. and Varian Associates, Inc. in California. Before 1989, he held senior management positions with Hewlett-Packard Corporation in the Analytical Products Group and with HP Genenchem. Mr. McDonald is Chair of the Technology Council of Maryland and is a co-founder and past Chair of the Maryland Bioscience Alliance, a cooperative business association of approximately 100 bioscience companies from throughout the state. He received a S.M. in Mechanical Engineering from Massachusetts Institute of Technology and a M.B.A. from Harvard Business School.

Vote Required

     A plurality of the votes cast is required for the election of directors; that is, the nominee receiving the greatest number of votes will be elected. Abstentions and broker non-votes are not counted for purposes of electing directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES FOR ELECTION
AS DIRECTORS.

EXECUTIVE OFFICERS OF THE REGISTRANT

     Set forth below are the names and ages of the Corporation’s executive officers, the positions and offices they hold with the Corporation, their terms as officers and their business experience. Executive officers are elected by the Board of Directors and serve at the discretion of the Board.

Name	Age	Position

Capers W. McDonald	50	President, Chief Executive Officer and Director

Ronald R. Baker	51	Vice President, Sales and Marketing

John L. Coker	55	Vice President, Finance and Administration; Chief Financial Officer, Treasurer and Secretary

Raymond F. Cosgrove, Ph.D.	54	Vice President, European Testing and Development

Allan J. Darling, Ph.D.	41	Vice President, U.S. Biologics Testing

John A. Gilly, Ph.D.	44	Vice President, Manufacturing

David Jacobson-Kram,Ph.D., D.A.B.T	53	Vice President, Toxicology and Laboratory
		Animal Diagnostic Services

     Capers W. McDonald – refer to “Class III Directors” on page 6 of this proxy statement.

     Ronald R. Baker joined the Corporation as Vice President, Sales and Marketing in December 2000. From 1993 to 2000, Mr. Baker was the General Manager and Director of Business Development of Diagnostic Assay Services, Inc. From 1988 to 1993, Mr. Baker was the Vice President, Director of

Sales and Marketing at Molecular Oncology, Inc. From 1984 to 1988, Mr. Baker was the Vice President, Sales and Marketing for International Clinical Laboratories, Inc. Before 1984, Mr. Baker held positions in the marketing and sales areas of a number of companies, including Corning Healthcare (MetPath, Inc.), NCR Corporation and Roche Biomedical Laboratories, Inc. Mr. Baker earned a M.B.A. from Fairleigh Dickinson University and a B.S. in Biology from Loyola College.

     John L. Coker joined the Corporation as Vice President, Finance and Administration, Chief Financial Officer and Treasurer in June 2000. From 1999 to 2000, he served as Vice President, Chief Financial Officer, Secretary and Treasurer of Osiris Therapeutics, Inc., a development-stage cell and gene therapy company. From 1994 to 1999, Mr. Coker served as the chief financial officer of Oncor, Inc., a multi-product life science company. From 1983 to 1994, he served as chief financial officer for various technology companies, including Spacehab, Inc., American Mobile Satellite Corporation, and Federal Data Systems, Inc. From 1972 to 1983 Mr. Coker was a public accountant with Price Waterhouse. Mr. Coker earned a M.B.A. from the University of Michigan and a B.A. in Chemistry from Duke University.

     Raymond F. Cosgrove, Ph.D. joined the Corporation in February 1993 as Managing Director of BioReliance Ltd. He has served as Vice President, European Testing and Development since 1994 and as a Director of BioReliance Holding GmbH since 1996. From 1989 to 1993, Dr. Cosgrove was the Director of Business Development of Shandon Scientific, Ltd., a manufacturer and distributor of clinical laboratory equipment and diagnostic reagents. Dr. Cosgrove holds a Ph.D. in Microbiology from London University.

     Allan J. Darling, Ph.D. joined the Corporation in 1995 as Director, Process Validation, became the Director, Virology in 1997, and was promoted to Vice President, U.S. Biologics Testing (formerly Biosafety Testing) in April 1998. From 1991 to 1995, Dr. Darling was the Director of Viral Validation and Protein Chemistry at Q-One Biotech, Ltd. From 1985 to 1991, Dr. Darling held post-doctoral research positions at the Beatson Institute for Cancer Research, Glasgow, U.K. and the Medical Research Council Institute of Virology, Glasgow, U.K. Dr. Darling earned a Ph.D. in Biological Sciences from the University of Dundee and a BSc (Hons) in Microbiology from the University of Edinburgh.

     John A. Gilly, Ph.D. joined the Corporation in January 1999 as Vice President, Manufacturing Division. Before joining the Corporation, Dr. Gilly served as the Vice President of Biopharmaceutical Operations of ImClone Systems, Inc. from 1995 to 1998 and as the Vice President, Product and Process Development from 1992 to 1995. From 1980 to 1992, Dr. Gilly held increasingly responsible positions with Connaught Laboratories, Inc. Dr. Gilly received a Ph.D. in Molecular Biology from Lehigh University and holds a M.S. in Biochemistry from the University of Scranton.

     David Jacobson-Kram, Ph.D., D.A.B.T. joined the Corporation in 1988 as Director of the Genetic Toxicology Division and became Vice President, Toxicology and Laboratory Animal Health Services in 1999. Dr. Jacobson-Kram was a member of the faculty of Johns Hopkins University Oncology Center from 1984 to 1990 and was a member of the faculty of George Washington University School of Medicine from 1979 to 1984. During this same period Dr. Jacobson-Kram served, on a part-time basis, as a geneticist in the Office of Toxic Substances at the Environmental Protection Agency and as Acting Branch Chief in EPA’s Office of Research and Development. From 1976 to 1979, Dr. Jacobson-Kram served as a staff fellow and then a senior staff fellow at the National Institute on Aging. Dr. Jacobson-Kram received a Ph.D. in embryology from the University of Connecticut. In 1996 Dr. Jacobson-Kram became a Diplomate of the American Board of Toxicology (D.A.B.T.).

Board of Directors and Committees

     The Board held six meetings during the year ended December 31, 2001. Each director attended at least 75% of the board and committee meetings he or she was eligible to attend.

     The standing committees of the Board include the Audit Committee and the Compensation Committee. The Audit Committee and the Compensation Committee each consists entirely of non-employee directors. The Board has not appointed a nominating committee.

     The Audit Committee reviews the adequacy of systems and procedures for preparing the financial statements and the suitability of internal financial controls. The Audit Committee also reviews and approves the scope and performance of the independent auditors’ work. Mr. Knafel, Mr. Louttit and Ms. Hamilton serve as members of the Audit Committee, and Mr. Louttit serves as Chairman of the Audit Committee. The Audit Committee met four times during the fiscal year ended December 31, 2001.

     The Compensation Committee administers the Amended and Restated BioReliance 1997 Incentive Plan and reviews and sets compensation of the executive officers of the Corporation. Mr. Gedale, Mr. Knafel and Dr. Scherlis serve as members of the Compensation Committee, and Mr. Gedale serves as Chairman of the Compensation Committee. The Compensation Committee met six times during the fiscal year ended December 31, 2001.

Independence of Audit Committee Members

     Mr. Louttit, Mr. Knafel and Ms. Hamilton, all of whom are members of the Audit Committee, are independent as defined by the applicable listing standards of the Nasdaq Stock Market.

Audit Committee Charter

     The Board of Directors has adopted a written charter for the Audit Committee, which was amended on March 6, 2002. The Board of Directors reviews and approves any changes to the Audit Committee charter annually. A copy of the Audit Committee Charter is attached to this Proxy Statement as Exhibit A.

Compensation of Directors

     Automatic Option Grants. Each non-employee director receives an annual automatic grant to purchase 5,000 shares of common stock. On January 2, 2001, each non-employee director received these automatic grants at an exercise price of $13.25 per share, the fair market value of the common stock on that date. The chairperson of each board committee received an additional annual automatic grant to purchase 500 shares of common stock at the same exercise price.

     Additional Payments. In June 2001, Victoria Hamilton, a member of the Corporation’s Board of Directors, was paid $50,000 for consulting services relating to business development.

     Expenses. Directors are reimbursed for travel costs and other out-of-pocket expenses incurred in attending each directors’ meeting and committee meeting.

Compensation of Members of Scientific Advisory Board

     In addition to its Board of Directors, the Corporation has a Scientific Advisory Board that provides guidance to management on research and development activities. The Board of Directors appoints the members of the Scientific Advisory Board. Dr. Allan J. Darling serves as the Scientific Advisory Board liaison for the Corporation. The members of the Scientific Advisory Board are:

     Dr. Richard J. Albertini;
     Dr. Bernard Francis Xavier Gannon; and
     Dr. John E. Shively.

     Each member of the Scientific Advisory Board receives:

•	An annual fee of $2,000;

•	A stipend and expenses for each meeting attended;

•	An automatic grant of 1,000 non-qualified stock options upon appointment to the Scientific Advisory Board; and

•	An annual automatic option grant of 500 non-qualified stock options on the first business day on or after January 1st of each year.

EXECUTIVE COMPENSATION

Summary Compensation

     The following table presents information concerning compensation paid or accrued for services rendered to the Corporation in all capacities during the years ended December 31, 1999, December 31, 2000 and December 31, 2001 for the Chief Executive Officer and the other four most highly compensated executive officers of the Corporation (collectively, the “named executive officers”).

Summary Compensation Table

				Long Term
		Annual Compensation		Compensation

				Shares
				Underlying	All Other
Name and Principal Position	Year	Salary($)(1)	Bonus($)	Options (#)	Compensation ($)(2)

Capers W. McDonald	2001	381,253	173,750	25,000	5,250
President, Chief Executive Officer and Director	2000	352,586	103,250	0	5,100
	1999	303,944	20,000	18,300	4,800

David Jacobson-Kram, Ph.D(4)	2001	213,473	94,825	14,000	5,250
Vice President, Toxicology and Laboratory	2000	196,165	83,795	10,000	12,818
Animal Health Services	1999	—	—	—	—

John L. Coker (3)	2001	207,693	89,341	7,000	5,250
Vice President, Finance and Administration	2000	104,852	13,300	0	1,154
Chief Financial Officer	1999	—	—	—	—

John A. Gilly, Ph.D(4)	2001	213,473	75,640	7,000	5,250
Vice President, Manufacturing	2000	198,172	39,008	10,000	5,100
	1999	—	—	—	—

Allan J. Darling, Ph.D(4)	2001	188,471	87,770	7,000	5,250
Vice President, Biologics Testing	2000	173,329	49,456	6,000	5,100
	1999	—	—	—	—

(1)	Includes amounts deferred pursuant to the Corporation’s 401(k) Plan.

(2)	Consists of the Corporation’s contributions under its 401(k) Plan, except with respect to Dr. Jacobson-Kram whose year 2000 all other compensation includes $7,718 cash in lieu of exercise of stock options paid to him by the Corporation in addition to contribution under the 401(k) Plan.

(3)	Became an executive officer of the Corporation in June 2000.

(4)	Became an executive officer of the Corporation in May 2000.

Option Grants

     The following table sets forth certain information regarding options granted by the Corporation to the named executive officers during 2001.

	Option Grants in Last Fiscal Year
	Individual Grants

	Number of				Potential Realizable Value at
	Shares	Percent of Total			Assumed Annual Rates of
	Underlying Options	Options Granted to Employees in	Exercise Price		Stock Price Appreciation for Option Term
	Granted (#) (1)	Fiscal Year	($/share)	Expiration Date	5% ($)	10% ($)

Name

Capers W. McDonald	25,000	9.33%	12.30	9/11/2011	193,385	490,076
Allan J. Darling, Ph.D.	7,000	2.61%	12.30	9/11/2011	54,158	137,221
John A. Gilly, Ph.D.	7,000	2.61%	12.30	9/11/2011	54,158	137,221
David Jacobson-Kram, Ph.D.	14,000	5.22%	12.30	9/11/2011	108,296	274,442
John L. Coker	7,000	2.61%	12.30	9/11/2011	54,158	137,221

(1)	All options granted to the named executive officers during 2001 have a term of ten years and vest in 20% increments over five years beginning on the date of grant.

Option Exercises

     The following table provides information with respect to options exercised by the named executive officers during 2001 and the number and value of unexercised options held by the named executive officers as of December 31, 2001.

Aggregated Option Exercises in Last Fiscal Year and Year-End Option Values

			Number of Shares
			Underlying Unexercised		Value of Unexercised
			Options at Fiscal		In-the-Money Options
	Shares Acquired	Value	Year-End (#)		At Fiscal Year-End ($)(1)
Name	On Exercise (#)	Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable
Capers W. McDonald	8,200	118,184	8,000	40,200	111,200	676,430
Allan J. Darling, Ph.D.	16,825	278,504	0	20,800	0	364,137
John A. Gilly, Ph.D.	2,000	13,620	12,800	34,200	254,784	678,506
David Jacobson-Kram, Ph.D.	7,619	116,082	0	26,680	0	484,465
John L. Coker	0	0	6,000	31,000	141,540	679,770

(1)	For the purposes of this calculation, value is based upon the difference between the exercise price and $28.53 per share, the closing price of the Corporation’s common stock on December 31, 2001 as reported by Nasdaq Stock Market.

401(k) Plan

     The Corporation maintains a retirement plan intended to qualify under Sections 401(a) and 401(k) of the Internal Revenue Code. The 401(k) Plan is a defined contribution plan that covers employees of the Corporation at least 21 years of age who have been employed by the Corporation for at least 90 days. Employees may contribute up to 15% of their annual wages (subject to an annual limit prescribed by the Code) as pretax, salary-deferred contributions. The Corporation may, in its discretion, match employee contributions up to a maximum of 6% of annual wages. The Corporation’s contribution to the 401(k) Plan for the year ended December 31, 2001 was approximately $460,000.

Audit Committee Report

     The Audit Committee reviews the Corporation’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, and the Corporation’s independent auditors are responsible for expressing an opinion on the conformity of its audited financial statements to generally accepted accounting principles. In this context, the Audit Committee has:

•	reviewed and discussed the Corporation’s 2001 audited financial statements with management;

•	discussed with PricewaterhouseCoopers LLP, the Corporation’s independent auditors, the matters required to be discussed by SAS 61, Communication with Audit Committees;

•	received from the Corporation’s independent auditors the written disclosures required by ISB Standard No. 1 and discussed with them their independence from the Corporation and its management; and

•	considered whether the independent auditors’ provision of non-audit services to the Corporation is compatible with the auditors’ independence.

     Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Corporation’s audited financial statements be included in the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2001 for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

GORDON J. LOUTTIT (Chairman) SIDNEY R. KNAFEL VICTORIA HAMILTON

Compensation Committee Report

Executive Compensation Policy

     The primary objectives of the Corporation’s executive compensation policy are:

•	to attract, motivate and retain talented executives by providing compensation that is competitive with the compensation paid to executives at comparable companies in the contract service organizations industry and related service industries;

•	to maintain compensation levels that are consistent with the Corporation’s financial objectives and operating performance;

•	to reinforce strategic financial and operating performance objectives through the use of annual incentive programs; and

•	to align the interests of executive officers and stockholders through bonuses based on the Company’s performance and by providing equity compensation.

     The Compensation Committee reviews this policy annually and determines whether, in its judgment, the compensation levels of the Corporation’s executive officers meet these stated objectives and serve the best interests of the Corporation and its stockholders. The Compensation Committee also reviews the Corporation’s compensation policy in relation to the Corporation’s financial performance, annual budgeted financial goals and position in the industry.

Compensation of Executive Officers

     The Corporation’s compensation program currently consists of base salary and incentive compensation (in the form of cash bonuses and/or stock options). In reviewing and setting executive compensation, the Compensation Committee reviews the annual compensation packages of its executive officers in light of the Corporation’s executive compensation policy for that year. In addition to corporate performance, the Committee considers the level of experience and responsibilities of each executive officer as well as the personal contributions a particular individual may make to the success of the Corporation. Factors such as leadership skills, analytical skills and organizational development are important qualitative factors. No relative weight is assigned to these qualitative factors, which the Committee applies subjectively.

     Base Salary. The Corporation strives to offer competitive base salaries in comparison to the local market, contract service organization industry, and other related service industry practices. In determining whether an increase in base salary for executive officers was appropriate for fiscal 2001, the Compensation Committee considered the salary ranges of industry competitors, each executive officer’s experience generally and with the Corporation specifically, and each executive’s contributions to the Corporation. The Corporation increased the base salaries of all of its executive officers during 2001, except Mr. Baker, who joined the Corporation in December 2000.

     Incentive Compensation. The Compensation Committee believes that incentive compensation for executive officers should be linked primarily to the Corporation’s operating performance. Incentive compensation may consist of cash bonuses and/or equity compensation.

Cash Bonuses. Executive officers may receive cash bonuses based on (1) the Corporation’s actual performance during the fiscal year compared to the financial targets approved by the Board of Directors through the annual plan and budget, as well as subsequent internal projections and (2) their individual contribution toward achieving these performance goals. Each executive officer, received a cash bonus for fiscal year 2001, as reflected in the Summary Compensation Table.

Equity Compensation. Executive officers are eligible to receive stock options or other equity-based awards under the Amended and Restated BioReliance 1997 Incentive Plan. It is the Compensation Committee’s policy to award stock options to each executive officer when he or she joins the Corporation. Thereafter, the Compensation Committee, at its discretion, makes periodic grants to reward the performance of executive officers and to provide incentives for future performance. Although executive officers may receive stock options or other equity awards based on the Corporation’s financial performance, as well as on his or her individual performance, there is no established formula or criteria for grants under the Amended and Restated BioReliance 1997 Incentive Plan, and options or other awards may be granted on a subjective basis at intervals determined by the Compensation Committee. Options are generally granted for a term of ten years and, with some exceptions, vest in 20% increments over five years from the date of grant. The exercise price of all options is set at the fair market value of the stock on the date of grant. During 2001, the Compensation Committee approved the grants of incentive stock options to all executive officers of the Corporation, as reflected in the Option Grants Table.

Compensation of Chief Executive Officer

     The Committee believes that the compensation of the Chief Executive Officer is consistent with the above policies concerning executive compensation and appropriately reflects the Corporation’s financial objectives and operating performance. Of particular importance for fiscal 2001 were performance criteria relating to sequential improvement in corporate financial performance relating to revenue, operating income and net income, as well as performance in elements of financial control and developing the Corporation’s manufacturing business.

     Base Salary. The Compensation Committee increased Mr. McDonald’s base salary from $352,586 in 2000 to $381,253 in 2001. The Compensation Committee determined, on a subjective basis, that this base salary was appropriate, considering market conditions and competitive compensation levels. In addition, Mr. McDonald’s 2001 compensation package was subject to the same qualitative performance criteria as other executive officers of the Corporation.

     Cash Bonus. Mr. McDonald received a cash bonus for fiscal 2001 of $173,750, which was determined based on performance criteria related to the Corporation’s sequential improvement in financial performance as well as other appropriate factors during fiscal 2001.

     Equity Compensation. During 2001, the Compensation Committee awarded Mr. McDonald incentive stock options to purchase 25,000 shares of the Corporation’s common stock. These incentive stock options have a term of ten years and vest in 20% increments over five years beginning on the date of grant.

Deductibility of Executive Compensation

     Under Section 162(m) of the Internal Revenue Code, a public company may not deduct more than $1 million in compensation paid to one of its senior executive officers, unless the excess amount is performance-based compensation satisfying certain rules. The Corporation’s stock option plans are designed to qualify under the performance-based compensation requirements of this provision. Due to current salary levels and anticipated bonus targets, the Committee believes that it is unlikely that application of Section 162(m) will prevent the Corporation from claiming a deduction for the amount of compensation paid to senior executive officers.

COMPENSATION COMMITTEE

WILLIAM J. GEDALE (Chairman) SIDNEY R. KNAFEL LEONARD SCHERLIS, M.D.

STOCK PRICE PERFORMANCE GRAPH

     The graph below compares the yearly percentage change in the cumulative total stockholder return on the Corporation’s common stock based on the market price of the common stock against the cumulative total return on the Nasdaq Composite Index, and the Nasdaq Health Services Index for the period commencing on July 29, 1997, the first day of public trading after the Corporation’s initial public offering, and ending December 31, 2001. The comparison of total return on investment for the applicable period assumes that $100 was invested on July 29, 1997 in each of BioReliance Corporation, the Nasdaq Composite Index and the Nasdaq Health Services Index, and that all dividends were reinvested.

Comparison of Cumulative Total Return Among
BioReliance Corporation, the Nasdaq Health Services Index,
and the Nasdaq Composite Index

				Cumulative Total Return Index

		7/29/97	12/31/97	12/31/98	12/31/99	12/31/00	12/31/01

BioReliance Corporation	BREL	100.00	124.32	43.24	30.91	71.62	154.22
Nasdaq Composite Index		100.00	100.44	141.62	263.13	158.27	125.59
Nasdaq Health Services Index		100.00	97.22	82.42	66.29	91.00	98.39

PROPOSAL II
RATIFICATION OF APPOINTMENT
OF INDEPENDENT AUDITORS

     The Board of Directors has selected PricewaterhouseCoopers to serve as the Corporation’s independent auditors for the current year. A proposal to ratify the appointment of PricewaterhouseCoopers will be presented at the Annual Meeting. A representative of PricewaterhouseCoopers will be present at the Annual Meeting and will have the opportunity to make a statement and respond to any questions that might arise. The affirmative vote of a majority of the shares of common stock present, in person or by proxy, and entitled to vote at the Annual Meeting is necessary to ratify the appointment of PricewaterhouseCoopers. The Board of Directors recommends a vote FOR the ratification of the appointment of PricewaterhouseCoopers as the Corporation’s independent auditors.

     The Audit Committee recommended, and the Board approved, the appointment of PricewaterhouseCoopers LLP as independent accountants for 2001. The Board would like stockholders to ratify this appointment even though ratification is not legally necessary. Should the stockholders fail to ratify the appointment of PricewaterhouseCoopers LLP, the Board of Directors may consider this as an indication to select other auditors for the following year.

Fees Billed by the Independent Auditors

     The following table shows the aggregate fees billed by PricewaterhouseCoopers, the Corporation’s independent auditors, for the fiscal year ended December 31, 2001.

Audit Fees	$210,000
Financial Information Systems Design and Implementation Fees	0
All Other Fees(1)	$238,000

(1)	Consists entirely of tax-related fees

Vote Required

     The affirmative vote of the holders of a majority of the shares present or represented by proxy and entitled to vote is required to ratify PricewaterhouseCoopers as the Corporation’s independent auditors.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL II.

PROPOSAL III: APPROVAL OF THE
AMENDED AND RESTATED BIORELIANCE 1997 INCENTIVE PLAN

     We are asking shareholders to approve the Amended and Restated BioReliance 1997 Incentive Plan, which includes a 200,000 increase in the shares available for awards under the plan and annual limits on the compensation that may be paid to participants under the plan to comply with Section 162(m) of the Internal Revenue Code. Shareholders originally approved the plan in 1997, and other amendments to the plan were approved in 1999. The amended and restated plan allows a committee of our Board of Directors to grant stock options and other awards to employees, officers, consultants, and directors. The amended and restated plan is an important element in our efforts to recruit and retain the talent we need to maintain and improve our competitive position.

     If approved by shareholders, the amended and restated plan will become effective on June 10, 2002. The amended and restated plan was approved by our Board of Directors on February 27, 2002 and April 24, 2002.

     Summary of Amended and Restated Plan

     Purpose. The purpose of the amended and restated plan is to:

•	attract, retain and reward valuable personnel,

•	give participants an additional incentive to contribute to the success of the company, and

•	align the economic interests of employees, officers, directors, and consultants with those of BioReliance and our shareholders.

     Administration. The amended and restated plan is administered by the Compensation Committee of BioReliance’s Board of Directors. The Committee has full power to interpret the plan, and its decisions are final and binding upon all participants.

     Eligibility. Any employee, officer, consultant, advisor or director of BioReliance or any of its subsidiaries is eligible to participate in the amended and restated plan. The Corporation has approximately 600 employees, including seven executive officers and five non-employee directors, and four members of its Scientific Advisory Board, all of whom are eligible to participate in the amended and restated plan.

Types of Awards.

     The amended and restated plan permits the committee to grant a variety of equity-based awards, as follows:

•	stock options, including incentive stock options,

•	stock appreciation rights and dividend equivalent rights,

•	performance units and performance shares, and

•	restricted stock.

Number of Shares.

     There are currently 1,012,277 shares reserved for issuance under the amended and restated plan. As of March 31, 2002, there were 795,615 options outstanding under the amended and restated plan, leaving only 216,662 shares available for issuance. The amended and restated plan increases the number of shares authorized for stock options and other awards by 200,000 shares to 1,212,277. The shares available for grant under the amended and restated plan may be treasury shares or authorized but unissued shares of BioReliance’s common stock. The maximum number of shares with respect to which restricted stock awards may be granted under the amended and restated plan is one-third of the total shares available, and the aggregate fair market value of shares with respect to which incentive stock options become exercisable for the first time by an optionee during any calendar year may not exceed $100,000. The maximum dollar amount or fair market value of shares with respect to which performance awards may be granted to an individual in any one calendar year under the amended and restated plan is $2,000,000. The maximum number of shares that may be the subject of options and awards granted to an individual in any one calendar year under the amended and restated plan may not exceed 200,000 shares.

     If any outstanding option or award expires or terminates, the shares allocable to the unexercised portion of that option or award may again be available for purposes of options and awards under the amended and restated plan. If an option is exercised by tendering shares, those shares will be added to the pool of available shares under the amended and restated plan. As of April 25, 2002, the per share market price of BioReliance’s common stock was $26.59.

Amendment and Termination

     The Board of Directors may amend or terminate the amended and restated plan at any time, as long as the amendment or termination does not negatively affect any options or awards that have previously been granted under the plan without the consent of the holder. Furthermore, no amendment or termination may deprive any holder of any shares that he or she may have acquired through or as a result of the amended and restated plan. To the extent necessary under any applicable law, regulation, or exchange requirement, no amendment will be effective unless approved by the stockholders of BioReliance. If the Board of Directors does not terminate it earlier, the amended and restated plan will terminate on May 27, 2007, and no option or award may be granted after that date.

Grant Agreements

     Each option and award under the amended and restated plan is evidenced by an agreement that describes the terms of the grant. Under the plan, the committee has the authority to, among other things: (1) select the individuals to whom options and awards will be granted, and (2) determine the type, size and the terms and conditions of options and awards.

Stock Options

     General. Options granted under the amended and restated plan may be either nonqualified stock options or incentive stock options (meeting the requirements of Section 422 of the Internal Revenue Code). Non-employee directors are not eligible to receive incentive stock options.

     Exercise price and vesting. The exercise price of any option granted under the amended and restated plan must set at or above the fair market value of BioReliance’s common stock on the date of grant. Each option vests on the dates and in the installments that the committee determines. In the discretion of the committee, the exercise price of any option (other than a “UK Option” discussed below) may be paid (1) in cash, (2) by transferring shares to BioReliance that have been held for at least six months before the option exercise, or (3) by a combination of those methods. In addition, options may be exercised through a registered broker-dealer using any cashless exercise procedures that are, from time to time, deemed acceptable by the committee.

     Discretionary Options. The committee has the full and final authority to grant discretionary options subject to the terms and conditions as agreed with the grantee.

     Automatic Options. Non-employee directors receive annual automatic option grants to purchase 5,000 shares of common stock on the first business day on or after January 1 of each calendar year that the amended and restated plan is in effect, provided that the non-employee director is a director on that day. Scientific Advisory Board members currently receive annual automatic option grants to purchase 500 shares of common stock on the first business day on or after January 1 of each calendar year that the amended and restated plan is in effect, provided that the member is serving on the Scientific Advisory Board on that date.

     Term of Options. All options granted by the committee to date have either seven or ten-year terms, although the amended and restated plan permits options to have terms of up to ten years. With some exceptions, options granted to non-employee directors vest in one-third increments over three years beginning on the date of grant. Options granted to employees generally vest in 20% increments over five years beginning on the date of grant.

     United Kingdom Options. The amended and restated plan provides for grants of options to eligible employees of BioReliance subsidiaries, who reside in the United Kingdom, referred to as “UK Options.” The UK Options are non-transferable rights to acquire shares of common stock, which, if exercised in accordance with their terms, qualify for favorable tax treatment under UK tax laws. The specific terms and conditions (including price and exercisability) of the UK Options are described in a certificate representing the UK Options. Generally, the exercise price of a UK Option may not be less than the market value of the common stock (as determined by the committee in accordance with UK tax laws) and must be approved by the UK Inland Revenue before the grant. In addition, the amended and restated plan limits, by aggregate exercise price, the number of UK Options that an eligible employee may receive. Payment upon exercise of UK Options may only be made in cash.

Stock Appreciation Rights (SARs)

     The amended and restated plan permits the granting of SARs either in connection with the grant of an option or as a freestanding right. An SAR permits a grantee to receive upon exercise of the SAR cash and/or shares, at the discretion of the committee, in an amount equal in value to the excess, if any, of the per share fair market value on the exercise date over the per Share fair market value on the date of grant (or option exercise price in the case of an SAR granted in connection with an option). When an SAR is granted, however, the committee may establish a limit on the maximum amount a grantee may receive on exercise. The committee will decide at the time the SAR is granted the date or dates at which it will become vested and exercisable.

Dividend Equivalent Rights (DERs)

     DERs represent a right to receive all or some portion of the cash dividends that are or would be payable with respect to shares. DERs may be granted in tandem with any award under the amended and restated plan and may be payable currently or deferred until the lapsing of the restrictions on the DERs or until the vesting, exercise, payment, settlement or other lapse of restrictions on the related award. DERs may be settled in cash, shares, or a combination of cash and shares, in single or multiple installments, as the committee determines. When DERs are awarded in connection with an option, the grant agreement may provide the grantee with an opportunity to elect to have the amounts payable in connection with the DERs applied against the exercise price of the option.

Restricted Stock

     The committee determines the terms of each restricted stock award at the time of grant, including the price, if any, to be paid by the grantee for the restricted stock, the restrictions placed on the shares, and the time or times when the restrictions will lapse. In addition, at the time of grant, the committee, in its discretion, may decide: (1) whether any deferred dividends will be held for the account of the grantee or deferred until the restrictions lapse, (2) whether any deferred dividends will be reinvested in additional shares or held in cash, and (3) whether interest will be accrued on any dividends not reinvested in additional shares of restricted stock. Shares of restricted stock are non-transferable until all restrictions on them have lapsed.

Performance Units and Performance Shares

     Performance units and performance shares will be awarded as the committee determines, and the vesting of performance units and performance shares will be based upon specified performance objectives to be determined by the committee, among which are: earnings per share, share price, pre-tax profits, net earnings, return on equity or assets, revenues, EBITDA, market share or market penetration, or any combination of the foregoing. Performance objectives (and underlying business criteria, as applicable) may be in respect of: (1) the performance of BioReliance, (2) the performance of any of its subsidiaries, (3) the performance of any of its divisions, or (4) any combination of the foregoing. Performance objectives may be absolute or relative (to prior performance of BioReliance or to the performance of one or more other entities or external indices) and may be expressed in terms of a progression within a specified range. The formula for performance objectives may be determined before or after accounting changes, special charges, foreign currency effects, acquisitions, divestitures or other extraordinary events. The performance objectives with respect to a performance cycle will be established in writing by the committee by the earlier of (a) the date on which a quarter of the performance cycle has elapsed or (b) the date which is ninety (90) days after the commencement of the performance cycle, and in any event while the performance relating to the performance objectives remains substantially uncertain.

     Performance units may be denominated in dollars or in shares, and payments in respect of performance units will be made in cash, shares, or any combination of the foregoing, as determined by the committee. The agreement evidencing the award of performance shares or performance units will state the terms and conditions thereof, including those applicable in the event of the grantee’s termination of employment. Before the vesting, payment, settlement or lapsing of any restrictions with respect to either performance units or performance shares, the committee must certify in writing that the applicable performance objectives have been satisfied.

Effect of Change in Control

     Upon a change in control, all options and SARs outstanding will become immediately and fully exercisable. Further, unless the grant agreement provides otherwise, the restrictions on shares of restricted stock and performance shares will lapse, and performance units will vest and entitle the grantee to receive a cash payment for all of the vested performance units.

     A change of control generally occurs, subject to some exceptions, upon:

•	the acquisition by any person or entity (other than Sidney Knafel and his affiliates) of 30% or more of BioReliance’s outstanding common stock,

•	a change in the composition of a majority of BioReliance’s Board of Directors,

•	a merger, acquisition or similar transaction resulting in ownership by BioReliance stockholders after the transaction of 50% or less of the new entity,

•	a dissolution or liquidation of BioReliance, or

•	a sale of all or substantially all of BioReliance’s assets.

Antidilution Provisions

     If a change in capitalization (generally defined as a stock split, stock dividend, spin-off, reclassification, recapitalization or another similar event affecting BioReliance’s common stock) occurs, the committee may decide to adjust:

•	the maximum number of shares or other securities that may be granted under the amended and restated plan;

•	the maximum number of shares or other securities that can be granted to a participant in a calendar year;

•	the number of shares or other securities subject to outstanding options or other awards;

•	the number of shares or other securities to be granted in connection with the automatic options; and

•	the performance objectives.

Any such adjustment will be made by the committee, whose determination will be final.

ERISA

     The amended and restated plan is not subject to the provisions of the Employment Retirement Income Security Act of 1974, as amended.

Transferability

     A participant’s rights and interests in any option or award under the amended and restated plan are not transferable except by will or the laws of descent and distribution, or, in the committee’s sole discretion, pursuant to a domestic relations order. During the lifetime of the grantee, only the participant may exercise rights under the amended and restated plan. The beneficiary of a participant may only exercise rights of the participant to the extent they were exercisable under the amended and restated plan on the date of the participant’s death and are otherwise currently exercisable.

New Plan Benefits

     As of April 30, 2002, no stock options or other awards had been granted under the stock incentive on the basis of the proposed 200,000 share increase. The number and type of stock options or other awards to be granted under the amended and restated plan, as amended, to any particular individual cannot be determined, except the automatic option grants that will be made to non-employee directors and members of the Scientific Advisory Board. See “Compensation of Directors” and “Compensation of Members of Scientific Advisory Board”.

U.S. Federal Income Tax Consequences

     The following is a brief description of the federal income tax treatment that generally applies to awards under the amended and restated plan. The summary is not intended to be exhaustive and, among other things, does not describe state, local, or foreign income and other tax consequences.

     Options. The grant of a non-qualified option will not result in taxable income to the optionee. The optionee will generally realize ordinary income at the time of exercise in an amount equal to the difference between of the fair market value of the shares acquired and the exercise price. Gains or losses realized by the optionee upon disposition of the shares will be treated as capital gains and losses, with the basis in the shares being equal to the fair market value of the shares at the time of exercise.

     The grant of an incentive stock option will not result in taxable income to the optionee. The exercise of an incentive stock option will generally not result in taxable income to the optionee. However, for purposes of the alternative minimum tax, the exercise of an incentive stock option will be treated as an exercise of a non-qualified stock option. Accordingly, the exercise of an incentive stock option may result in an alternative minimum tax liability.

     The disposition of shares acquired upon exercise of an incentive stock option will ordinarily result in capital gain or loss. However, if the holder disposes of the shares acquired upon the exercise of an incentive stock option within two years after the date of grant or one year after the date of exercise (a “disqualifying disposition”), the holder will generally recognize ordinary income, in the amount of the excess of the fair market value of the shares on the date the option was exercised over the option exercise price. Any excess of the amount realized by the holder on the disqualifying disposition over the fair market value of the shares on the date of exercise of the option will generally be capital gain.

     If BioReliance complies with applicable income reporting requirements, it will be entitled to a federal income tax deduction in the same amount and at the same time as the optionee recognizes ordinary income, subject to any deduction limitation under Section 162(m) of the Code, which is discussed below. The subsequent disposition of shares acquired upon the exercise of a nonqualified option will ordinarily result in capital gain or loss, provided that any gain will be subject to reduced tax rates if the shares have been held for more than twelve months and will be subject to further reduced rates if the shares have been held for more than eighteen months.

     If an option is exercised through the use of shares previously owned by the holder, such exercise generally will not be considered a taxable disposition of the previously owned shares and thus no gain or loss will be recognized with respect to those shares upon such exercise.

     Special rules may apply in the case of an optionee who is subject to Section 16 of the Exchange Act.

     Stock Appreciation Rights. The grant of an SAR will not result in taxable income to the grantee. The amount of any cash (or the fair market value of any shares) received upon the exercise of a SAR under the amended and restated plan will be includible in the grantee’s ordinary income. BioReliance will be entitled to a deduction, subject to the deduction limitation under Section 162(m) of the Code, equal to the amount included in a grantee’s income by reason of the exercise of any SAR. Gains and losses realized by the grantee upon disposition of any shares received on the exercise of an SAR will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

     Restricted Stock. A grantee will not recognize taxable income upon the grant of restricted stock, and the recognition of any income will be postponed until the shares are no longer subject to the restriction or the risk of forfeiture. When either the restrictions or the risk of forfeiture lapses, the grantee will recognize ordinary income equal to the fair market value of the restricted stock at the time that such restrictions lapse and, subject to satisfying applicable income reporting requirements and any deduction limitation under Section 162(m) of the Code, BioReliance will be entitled to a federal income tax deduction. A grantee may elect to be taxed at the time of the grant of restricted stock and, if this election is made, the grantee will recognize ordinary income equal to the excess of the fair market value of the restricted stock at the time of grant (determined without regard to any of the restrictions thereon) over the amount paid, if any, by the grantee for such shares. BioReliance is entitled to a federal income tax deduction, at the time the grantee recognizes ordinary income, in an amount equal to that income.

     Performance Shares and Performance Units. Generally, a grantee will not recognize any taxable income and BioReliance will not be entitled to a deduction upon the award of performance share or performance units. At the time performance shares vest or the grantee receives a distribution with respect to performance units, the fair market value of the vested shares or the amount of any cash or shares received in payment for such Awards generally is taxable to the grantee as ordinary income. Subject to satisfying applicable income reporting requirements and any deduction limitation under Section 162(m) of the Code, BioReliance will be entitled to a federal income tax deduction equal to the amount of ordinary income recognized by the grantee.

     Dividend Equivalent Rights. A grantee realizes ordinary income upon the receipt of Dividend Equivalent Rights in an amount equal to any cash received and the fair market value of any shares received, BioReliance will be entitled to a deduction of the same amount, subject to the deduction limitation under Section 162(m) of the Code.

     Section 162(m). Section 162(m) of the Code generally disallows a federal income tax deduction to any publicly held corporation for compensation paid in excess of $1 million in any taxable year to the chief executive officer or any of the four other most highly compensated executive officers, but does allow a deduction for “performance-based compensation.” BioReliance has structured and intends to implement and administer the amended and restated plan so that awards, except with respect to grants of restricted stock and certain change in control payments, will qualify as “performance-based compensation.”

     Section 280G of the Code. Under certain circumstances, the accelerated vesting or exercise of options or the accelerated lapse of restrictions with respect to other awards in connection with a change of control might be deemed an “excess parachute payment” for purposes of the golden parachute tax provisions of Section 280G of the Code. To the extent it is so considered, the grantee may be subject to a 20% excise tax and BioReliance may be denied a federal income tax deduction.

     Tax Advice. The preceding discussion is based on U.S. tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the U.S. income tax aspects of the amended and restated plan. A optionee or grantee may also be subject to state and local taxes in connection with the grant of awards under the amended and restated plan. We suggest that participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.

Other Matters

     In the event shareholders do not approve the amended and restated plan, the Board of Directors will decide on an appropriate course of action.

     A copy of the Amended and Restated BioReliance 1997 Incentive Plan is attached to this proxy statement as Exhibit B.

Vote Required

     The affirmative vote of the holders of a majority of the shares present or represented by proxy and entitled to vote is required to approve the Amended and Restated BioReliance 1997 Incentive Plan. Abstentions will have the effect of a vote against the proposal. Broker non-votes will not affect the vote on the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL III.

PROPOSAL IV
EMPLOYEE STOCK PURCHASE PLAN

     We are asking shareholders to approve a new employee stock purchase plan. The plan allows employees to purchase BioReliance common stock using payroll deductions. We are asking shareholders to approve the plan so that employees may receive the special tax treatment provided by section 423 of the Internal Revenue Code. The plan is an important element in our efforts to recruit and retain the talent we need to maintain and improve our competitive position.

     The plan, which was approved by the Board of Directors on November 30, 2001, provides for the issuance of up to 200,000 shares. Payroll deductions began on December 1, 2001. These deductions were applied to purchase 1,344 shares under the terms of the plan on February 28, 2002.

Summary of the Plan

     Purpose. The purpose of the plan is to provide employees of BioReliance and designated subsidiaries with an opportunity to purchase BioReliance common stock and, therefore, to have an additional incentive to contribute to the success of the company.

     Administration. The plan will be administered by the Compensation Committee, a committee consisting of three or more members of our Board of Directors. The committee has full power to interpret the plan, and its decisions will be final and binding upon all participants.

     Eligibility. Employees of BioReliance and designated subsidiaries who have been employed for at least 90 days and whose customary employment is for more than 20 hours per week and for at least five months per year may participate in the plan. However, no employee will be eligible to participate in the plan if, immediately after the grant of a right to purchase stock under the plan, that employee would own 5% of either the voting power or the value of BioReliance’s common stock. The Corporation has approximately 467 employees, including 6 executive officers, who are eligible to participate in the plan.

     Participation. In order to participate in the plan, an employee who is eligible at the beginning of a purchase period authorizes payroll deductions, which may not exceed 10% of his or her compensation. Before each purchase period begins, the committee must determine the maximum number of shares to be offered and the maximum number of shares that may be purchased by any participant. No participant may accrue rights to purchase shares at a rate that exceeds $25,000 of fair market value for any calendar year.

     Purchases. The plan provides for purchase periods of 3 months each. The committee may make a particular offering period longer or shorter, but not longer than 27 months. At the end of each purchase period, also referred to as the purchase date, a participant’s accumulated payroll deductions are used to purchase shares. A participant may cancel his or her election to purchase shares up to 30 days before the purchase date.

     Shares of common stock will be purchased under the plan at a price equal to 85% of the fair market value of a share of BioReliance common stock on (1) the first business day of the purchase period or (2) the last business day of the purchase period, whichever is less.

     On February 28, 2002, the reported last sale price per share of BioReliance common stock was $20.85. The number of shares of BioReliance common stock a participant purchases in each purchase period is determined by dividing the total amount of payroll deductions withheld from the participant’s compensation during that purchase period by the purchase price.

     Termination of Employment. If a participant’s employment is terminated (other than because of retirement or death), the participant’s election is deemed cancelled and the payroll deductions credited to the participant’s account will be returned without interest to him or her. If a participant dies or retires, his or her accumulated payroll deductions will be used to purchase shares on the applicable purchase date.

     Adjustments upon Changes in Capitalization. In the event of a stock split or other similar event that affects the number of shares of common stock outstanding, adjustments may be made in the number of shares of stock subject to the plan, the number and kind of shares of stock to be purchased during each purchase period and the price per share of common stock. Any such adjustment will be made by the committee, whose determination is final.

     Effect of Change in Control. In the event of merger or other similar transaction after which BioReliance is not the surviving company, the committee will determine whether the end of the purchase period will be accelerated, or whether all rights to purchase shares under the plan will terminate and accumulated payroll deductions be refunded.

     Amendment and Termination. The board of directors may terminate or amend the plan at any time, except that it may not increase the number of shares subject to the plan other than as described above. The plan will continue until all of the shares authorized for the plan are sold, unless it is terminated earlier by the board of directors.

     New Plan Benefits. The initial purchase period under the plan began on December 1, 2001 and ended on February 28, 2002. The table below shows purchases made during that period by: (1) the named executive officers; (2) all current executive officers as a group; (3) all current directors who are not executive officers as a group; and (4) all employees, including all current officers who are not executive officers, as a group. All purchases were made at a price of $17.225 per share, which represents 85% of the fair market value of the stock on February 28, 2002 as reported as the closing price on the Nasdaq Stock Market.

Name and Position	Number of Shares (1)

Capers W. McDonald	0
President, Chief Executive Officer and Director

David Jacobson-Kram, Ph.D.	125
Vice President, Toxicology and Laboratory Animal Health Services

John L. Coker	125
Vice President, Finance and Administration Chief Financial Officer

John A. Gilly, Ph.D.	0
Vice President, Manufacturing

Allan J. Darling, Ph.D.	0
Vice President, Biologics Testing

All current executive officers as a group	250
(six persons)

All current directors who are not executive	0
officers as a group (five persons)(2)

All employees, including all current officers who	1,094
are not executive officers as a group (461 persons)

(1)	For the purchase period ended February 28, 2002, the maximum number of shares allowed for purchase by any one individual employee was 125.

(2)	Non-employee Directors are not eligible to participate in the plan.

U.S. Federal Income Tax Consequences

     If shareholders approve this proposal, the plan, and the rights of participants to make purchases thereunder, should qualify for treatment under the provisions of sections 421 and 423 of the Internal Revenue Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the plan are sold or otherwise disposed of.

     Upon sale or other disposition of the shares, the participant will generally be subject to tax and the amount of the tax will depend upon the holding period. If the shares are sold or otherwise disposed of more than two years from the first day of the relevant purchase period (and more than one year from the date the shares are purchased), then the participant generally will recognize ordinary income measured as the lesser of:

(i) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or

(ii) an amount equal to 15% of the fair market value of the shares as of the applicable entry date.

     Any additional gain should be treated as long-term capital gain.

     If the shares are sold or otherwise disposed of before the expiration of this holding period, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period.

     BioReliance is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent ordinary income is recognized by participants upon a sale or disposition of shares prior to the expiration of the holding period(s) described above. In all other cases, no deduction is allowed to BioReliance.

     The foregoing discussion is not intended to cover all tax consequences of participation in the plan. The tax consequences outlined above apply only with respect to an employee whose income is subject to United States federal income tax during the period beginning with the election to purchase shares under the plan and ending with the disposition of the those shares. Different or additional rules may apply to individuals who are subject to income tax in a foreign jurisdiction and/or are subject to state/local income tax in the United States.

Other Matters

     In the event shareholders do not approve the plan, the plan will immediately terminate, and any payroll deductions that have not yet been used to purchase shares will be refunded, and the special tax treatment will not apply to the shares that have already been purchased.

     A copy of the plan is attached as Exhibit C to this proxy statement.

Vote Required

     The affirmative vote of the holders of a majority of the shares present or represented by proxy and entitled to vote is required to approve the BioReliance Employee Stock Purchase Plan. Abstentions will have the effect of a vote against the proposal. Broker non-votes will not affect the vote on the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL IV.

Section 16(a) Beneficial Ownership Reporting Compliance

     Under U.S. securities laws, directors, executive officers and persons holding more than 10% of BioReliance’s common stock must report their initial ownership of the common stock and any changes in that ownership to the Securities and Exchange Commission. The Securities and Exchange Commission has designated specific due dates for these reports, and BioReliance must identify in this Proxy Statement those persons who did not file these reports when due. BioReliance believes that all of its directors, executive officers and holders of more than 10% of its stock complied with their applicable filing requirements for 2001.

STOCKHOLDER PROPOSALS

     Any stockholder who intends to present a proposal at the annual meeting in the year 2003 must deliver the proposal to the Secretary of the Corporation at 14920 Broschart Road, Rockville, Maryland 20850:

•	Not later than January 1, 2003 if the proposal is submitted for inclusion in the Corporation’s proxy materials for that meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, or

•	Not earlier than March 12, 2003 and not later than April 11, 2003, if the proposal is submitted pursuant to the Corporation’s bylaws, in which case the Corporation is not required to include the proposal in its proxy materials.

MISCELLANEOUS

     Management knows of no business to be brought before the Annual Meeting of Stockholders other than as set out above. If other matters properly come before the meeting, it is the intention of the persons named in the solicited proxy to vote such proxy thereon in accordance with their judgment.

     Even if you plan to attend the meeting in person, please sign, date and return the enclosed proxy promptly. If you attend the meeting, the proxy will be voided at your request and you can vote in person. A postage-paid return-addressed envelope is enclosed for your convenience. Your cooperation in giving this your immediate attention will be appreciated.

By Order of the Board of Directors

/s/ John L. Coker
John L. Coker, Secretary

EXHIBIT A

BIORELIANCE CORPORATION
AUDIT COMMITTEE CHARTER

Purpose

     The purpose of the Audit Committee is to assist the Board of Directors of the Company in fulfilling its responsibilities to oversee the Company’s financial reporting process, including monitoring the integrity of the Company’s financial statements and the independence and performance of the Company’s internal and external auditors. It is the responsibility of executive management of the Company to prepare financial statements in accordance with generally accepted accounting principles and of the Company’s independent auditors to audit those financial statements. The Audit Committee’s responsibility is one of oversight and in carrying out its responsibility, the Audit Committee is not providing any expert or other special assurance as to the Company’s financial statements.

Membership Requirements

     The Audit Committee shall be comprised of that number of directors as the Board of Directors shall determine from time to time, such numbers not to be less than three (3) in accordance with the Company’s By-Laws, each of which Directors shall meet all applicable requirements of the Audit Committee Policy of NASDAQ with respect to independence, financial literacy, accounting or related financial expertise, and any other matters required by NASDAQ. The members of the Audit Committee, including the Chairman thereof, shall be appointed annually by the Board of Directors.

Authority

     In discharging its oversight responsibilities, the Audit Committee shall have unrestricted access to the Company’s management, books and records and the authority to retain outside counsel, accountants or other consultants at the Audit Committee’s sole discretion.

Responsibilities

     The following are the general responsibilities of the Audit Committee and are set forth only for its guidance. The Audit Committee may diverge from these responsibilities and may assume such other responsibilities as it deems necessary or appropriate in carrying out its oversight functions. The Audit Committee shall:

•	propose to the Board of Directors annually the appointment of the independent auditors who shall be accountable to the Board of Directors and the Audit Committee;

•	determine whether to recommend to the Board of Directors that the Company’s financial statements be included in its Annual Report on Form 10-K for filing with the Securities and Exchange Commission. To carry out this responsibility, the Audit Committee shall:

-	review and discuss the audited financial statements with management and the independent auditors;

-	discuss with the independent auditors the matters required by Statement on Auditing Standards No. 61;

-	review and discuss with the independent auditors the written disclosures required by Independence Standards Board Standard No. 1 regarding their independence and, where appropriate, recommend that the Board of Directors take appropriate action in response to the disclosures to satisfy itself of the independence of the Company’s independent auditors; and

-	based upon the reviews and discussions, issue its report for inclusion in the Company’s proxy statement;

•	consider whether the provision of services by the independent auditors not related to the audit of the annual financial statement and the review of the interim financial statements included in the Company’s Forms 10-Q for such year is compatible with maintaining the auditor’s independence;

•	review and discuss with management and the independent auditors the Company’s interim financial statements to be included in the Company’s quarterly reports to be filed with the Securities and Exchange Commission;

•	oversee the functioning of the Internal Audit Review, including its organization, charter, staffing, budget and work plans, and review periodic reports prepared by such organization;

•	meet privately with the independent auditors and with the head of the Internal Audit Department to review the Company’s accounting practices, internal accounting controls and such other matters as the Audit Committee deems appropriate;

•	regularly report to the Board of Directors its conclusions with respect to the matters that the Audit Committee has considered; and

•	review and reassess the adequacy of this Charter annually and submit it to the Board of Directors for approval.

Meetings

     Subject to the Company’s by-laws and resolutions of the Board of Directors, the Audit Committee shall meet at least four (4) times annually at such times as the Chairman of the Committee shall designate.

EXHIBIT B

AMENDED AND RESTATED
BIORELIANCE
1997 INCENTIVE PLAN, AS AMENDED

        1.      Purpose. The purpose of this Plan is to strengthen BioReliance Corporation, a Delaware corporation (the “Company”), by providing an incentive to its employees, officers, consultants and directors and thereby encouraging them to devote their abilities and industry to the success of the Company’s business enterprise. It is intended that this purpose be achieved by extending to employees, officers, consultants and directors of the Company and its Subsidiaries a long-term incentive for high levels of performance and unusual efforts through the grant of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Dividend Equivalent Rights, Performance Awards and/or Restricted Stock (as each term is herein defined). After the Effective Date of this Plan, no further awards shall be made under any of the Former Plans. Each award outstanding under a Former Plan as of the Effective Date of this Plan shall remain outstanding and continue to be subject to the terms of the Former Plan and the award agreement under which such award was granted. Each Share that is available for the granting of new awards under either of the Former Plans as of the Effective Date of this Plan and each Share that is the subject of an award under either of the Former Plans but is not issued prior to the time that such award expires or otherwise terminates shall, after the Effective Date of this Plan, not be available for the granting of awards under either of the Former Plans, but shall instead be available for the granting of Options under this Plan.

        2.      Definitions. For purposes of the Plan:

                  2.1      “Adjusted Fair Market Value” means, in the event of a Change in Control, the greater of (i) the highest price per Share paid to holders of the Shares in any transaction (or series of transactions) constituting or resulting in a Change in Control or (ii) the highest Fair Market Value of a Share during the sixty (60) day period ending on the date of a Change in Control.

                  2.2      “Affiliate” means any entity, directly or indirectly, controlled by, controlling or under common control with the Company or any corporation or other entity acquiring, directly or indirectly, all or substantially all the assets and business of the Company, whether by operation of law or otherwise.

                  2.3      “Agreement” means the written agreement between the Company and an Optionee or Grantee evidencing the grant of an Option or Award and setting forth the terms and conditions thereof.

                  2.4      “Automatic Option” means an Option granted pursuant to Section 6.

                  2.5      “Award” means a grant of Restricted Stock, a Stock Appreciation Right, a Performance Award, a Dividend Equivalent Right or any or all of them.

                  2.6      “Beneficial Ownership” means ownership within the meaning of Rule 13d-3 promulgated under the Exchange Act.

                  2.7      “Beneficiary” means an individual, trust or estate who or which, by a written designation of the Optionee or Grantee filed with the Company by operation of law, succeeds to the rights and obligations of the Optionee or Grantee under the Plan and an Agreement upon the Optionee’s or Grantee’s death.

                  2.8      “Board” means the Board of Directors of the Company.

                  2.9      “Business Day” means any day on which the New York Stock Exchange is open for trading.

                  2.10      “Cause” shall mean:

                              (a)      for purposes of Section 6.4, (i) a willful act which constitutes gross misconduct or fraud and which is materially injurious to the Company or (ii) conviction of, or plea of “guilty” or “no contest” to, a felony; and

                              (b)      in all other cases, either (1) the definition set forth in the employment agreement between the Optionee or Grantee and the Company, or in absence thereof, (2) (i) intentional failure to perform reasonably assigned duties, (ii) dishonesty or willful misconduct in the performance of duties, (iii) involvement in a transaction in connection with the performance of duties to the Company or any of its Subsidiaries which transaction is adverse to the interests of the Company or any of its Subsidiaries and which is engaged in for personal profit or (iv) willful violation of any law, rule or regulation in connection with the performance of duties (other than traffic violations or similar offenses). No act or failure to act shall be considered willful unless done or omitted to be done in bad faith and without reasonable belief that the action or omission was in the best interest of the Company.

                  2.11      “Change in Capitalization” means any increase or reduction in the number of Shares, or any change (including, without limitation, a change in value) in the Shares or exchange of Shares for a different number or kind of shares or other securities of the Company or another corporation, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants or rights or debentures, stock dividend, stock split or reverse stock split, property dividend, combination or exchange of shares, change in corporate structure or substantially similar event.

                  2.12      A “Change in Control” shall mean the occurrence during the term of the Plan of any of the following events; provided, however, that the Committee, in its sole discretion, may specify a more restrictive definition of Change in Control in any Agreement and, in such event, the definition of Change in Control set forth in the Agreement shall apply to the Award granted under such Agreement:

                              (a)      An acquisition in one or more transactions (other than directly from the Company or pursuant to options granted under this Plan or otherwise by the Company) of any voting securities of the Company (the “Voting Securities”) by any Person (other than any member of the Knafel Family) immediately after which such Person has Beneficial Ownership of (i) thirty percent (30%) or more of the combined voting power of the Company’s then outstanding Voting Securities and (ii) a number of Voting Securities having combined voting power greater than the combined voting power of the Voting Securities then Beneficially Owned by members of the Knafel Family; provided, however, in determining whether a Change in Control has occurred, Voting Securities which are acquired in a “Non-Control Acquisition” (as defined below) shall not constitute an acquisition which would cause a Change in Control. A “Non-Control Acquisition” shall mean an acquisition by (A) an employee benefit plan (or a trust forming a part thereof) maintained by (i) the Company or (ii) any Subsidiary, (B) the Company or any Subsidiary, or (C) any Person in connection with a “Non-Control Transaction” (as defined below);

                              (b)      The individuals who, as of April 24, 1997, are members of the Board (the “Incumbent Board”), cease for any reason to constitute at least two-thirds of the Board; provided, however, that if the election, or nomination for election by the Company’s stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of the Plan, be considered as a member of the Incumbent Board; provided, further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of an actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a “Proxy Contest”) including by reason of any agreement intended to avoid or settle a Proxy Contest; or

                              (c)      Consummation of:

(i) A merger, consolidation or reorganization involving the Company, unless

(A) the stockholders of the Company immediately before such merger, consolidation or reorganization own, directly or indirectly, immediately following such merger, consolidation or reorganization, more than fifty percent (50%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation or reorganization (the “Surviving Corporation”) in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization;

(B) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds of the members of the governing board of directors of the Surviving Corporation;

(C) no Person (other than the Company or any Subsidiary, any employee benefit plan (or any trust forming a part thereof) maintained by the Company, the Surviving Corporation or any Subsidiary, or any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of twenty percent (20%) or more of the then outstanding Voting Securities) has Beneficial Ownership of twenty percent (20%) or more of the combined voting power of the Surviving Corporation’s then outstanding voting securities; and

(D) a transaction described in clauses (A) through (C) shall herein be referred to as a “Non-Control Transaction”;

(ii) A complete liquidation or dissolution of the Company; or

(iii) An agreement for the sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary).

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares beneficially owned by the Subject Person; provided, however, that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities beneficially owned by the Subject Person, then a Change in Control shall occur.

If an Eligible Individual’s employment is terminated by the Company without Cause prior to the date of a Change in Control but the Eligible Individual reasonably demonstrates that the termination (A) was at the request of a third party who has indicated an intention or taken steps reasonably calculated to effect a Change in Control or (B) otherwise arose in connection with, or in anticipation of, a Change in Control which has been threatened or proposed, such termination shall be deemed to have occurred after a Change in Control for purposes of this Plan provided a Change in Control shall actually have occurred.

                  2.13      “Code” means the Internal Revenue Code of 1986, as amended.

                  2.14      “Committee” means a committee, as described in Section 3.1, appointed by the Board from time to time to administer the Plan and to perform the functions set forth herein.

                  2.15      “Company” means BioReliance Corporation, a Delaware corporation.

                  2.16      “Date of Grant” means the date designated by the Committee as the date as of which it grants an Option or Award, which shall not be earlier than the date on which the Committee approves the granting of such Option or Award.

                  2.17      “Director” means a director of the Company.

                  2.18      “Disability” means:

                              (a)      in the case of an Optionee or Grantee whose employment with the Company or a Subsidiary is subject to the terms of an employment agreement between such Optionee or Grantee and the Company or Subsidiary, which employment agreement includes a definition of “Disability”, the term “Disability” as used in this Plan or any Agreement shall have the meaning set forth in such employment agreement during the period that such employment agreement remains in effect; and

                              (b)      in all other cases, the term “Disability” as used in this Plan or any Agreement shall mean a physical or mental infirmity which impairs the Optionee’s or Grantee’s ability to perform substantially his or her duties for a period of one hundred eighty (180) consecutive days.

                  2.19      “Disability Date” means the date which is six months after the date on which an Optionee or Grantee is first absent from active employment with the Company by reason of a Disability.

                  2.20      “Discretionary Option” means an Option granted pursuant to Section 5.

                  2.21      “Dividend Equivalent Right” means a right to receive all or some portion of the cash dividends that are or would be payable with respect to Shares.

                  2.22      “Division” means any of the operating units or divisions of the Company designated as a Division by the Committee.

                  2.23      “Eligible Individual” means any of the following individuals who is designated by the Committee as eligible to receive Options subject to the conditions set forth herein: (a) any director (including any Non-Employee Director), officer or employee of the company or a Subsidiary, (b) any individual to whom the Company or a Subsidiary has extended a formal, written offer of employment, or (c) any consultant or advisor who performs actual services for the Company or a Subsidiary.

                  2.24      “Exchange Act” means the Securities Exchange Act of 1934, as amended.

                  2.25      “Fair Market Value” on any date means the closing price at the close of the primary trading session of the Shares on such date on the principal national securities exchange on which such Shares are listed or admitted to trading, or, if such Shares are not so listed or admitted to trading, the closing price at the close of the primary trading session on such date as quoted on the Nasdaq Stock Market or such other market in which such prices are regularly quoted, or, if there has been no such closing price with respect to Shares on such date, the Fair Market Value shall be the value established by the Committee in good faith and, in the case of an Incentive Stock Option, in accordance with Section 422 of the Code.

                  2.26      “Former Plans” means the Microbiological Associates, Inc. 1988 Incentive Stock Option Plan, the Microbiological Associates, Inc. 1995 Non-Qualified Stock Option Plan, and the Magenta Corporation 1994 Incentive Stock Option Plan.

                  2.27      “Grantee” means a person to whom an Award has been granted under the Plan.

                  2.28      “Incentive Stock Option” means an Option satisfying the requirements of Section 422 of the Code and designated by the Committee as an Incentive Stock Option.

                  2.29      “Knafel Family” means (i) Sidney R. Knafel and/or members of his “immediate family” (as defined in Rule 16a-1 promulgated under the Exchange Act), (ii) a trust solely for the benefit of any of the individuals referred to in clause (i) above; (iii) the guardian, conservator, estate or other legal representative of any of the individuals referred to in clause (i) above; and (iv) any corporation, partnership, limited liability company or other entity all of the outstanding equity securities of which are owned, directly or indirectly, by the individuals or entities referred to in clause (i), (ii) or (iii) above.

                  2.30      “Non-Employee Director” means a director of the Company who is a “Non-Employee Director” within the meaning of Rule 16b-3 promulgated under the Exchange Act.

                  2.31      “Nonqualified Stock Option” means an Option which is not an Incentive Stock Option.

                  2.32      “Normal Retirement Date” means the date on which an Optionee or Grantee terminates active employment with the Company on or after attainment of age 65, but does not include termination by the Company for Cause.

                  2.33      “Option” means a Nonqualified Stock Option, an Incentive Stock Option, a Discretionary Option, an Automatic Option, or any or all of them.

                  2.34      “Optionee” means a person to whom an Option has been granted under the Plan.

                  2.35      “Outside Director” means a director of the Company who is an “Outside Director” within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

                  2.36      “Parent” means any corporation which is a parent corporation (within the meaning of Section 424(e) of the Code) with respect to the Company.

                  2.37      “Performance Awards” means Performance Units, Performance Shares or either or both of them.

                  2.38      “Performance Cycle” means the time period specified by the Committee at the time Performance Awards are granted during which the performance of the Company, a Subsidiary or a Division will be measured.

                  2.39      “Performance Objectives” has the meaning set forth in Section 11.

                  2.40      “Performance Shares” means Shares issued or transferred to an Eligible Individual under Section 11.

                  2.41      “Performance Units” means Performance Units granted to an Eligible Individual under Section 11.

                  2.42      “Person” means “person” as such term is used for purposes of Section 13(d) or 14(d) of the Exchange Act, including, without limitation, any individual, firm, corporation, partnership, limited liability company, joint venture, association, trust or other entity, or any group of Persons.

                  2.43      “Plan” means the BioReliance Corporation 1997 Incentive Plan, as amended and restated from time to time.

                  2.44      “Restricted Stock” means Shares issued or transferred to an Eligible Individual pursuant to Section 10.

                  2.45      “Scientific Advisory Board” means the Scientific Advisory Board of the Company.

                  2.46      “Shares” means the common stock, par value $.01 per share, of the Company.

                  2.47      “Stock Appreciation Right” means a right to receive all or some portion of the increase in the value of the Shares as provided in Section 8 hereof.

                  2.48      “Subsidiary” means any corporation or other Person of which a majority of its voting power or its equity securities or equity interest is owned directly or indirectly by the Company.

                  2.49      “Successor Corporation” means a corporation, or a parent or subsidiary thereof within the meaning of Section 424(a) of the Code, which issues or assumes a stock option in a transaction to which Section 424(a) of the Code applies.

                  2.50      “Ten-Percent Stockholder” means an Eligible Individual, who, at the time an Incentive Stock Option is to be granted to him or her, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or of a Parent or a Subsidiary.

                  2.51      “Termination of Employment” means the later of (i) a severance of the employer-employee relationship with the Company or (ii) the resignation, removal or termination of an officer of the Company.

                  2.52      For the purpose of UK Approved Options, the following terms and modifications shall apply, namely:

Agreement	shall include an option certificate issued pursuant to Section 5.1 of the Plan.

Beneficiary	shall include the Optionee’s legal personal representatives or executors (but so that, in the event of the insolvency of an Optionee, all his UK Approved Options shall lapse).

Change in Capitalization	means a spin-off or other change which does not cause a variation of share capital of the Company, shall not result in an adjustment to the number, price or other terms of UK Approved Options, nor shall any such adjustments be made without the prior approval of the UK Inland Revenue.

Dividend Equivalent Right	means a UK Approved Option shall not carry a Dividend Equivalent Right.

Eligible Employee	means an employee (including a Full-Time director) of the Company or a Subsidiary who is resident or ordinarily resident in the United Kingdom at the Date of Grant of his Option, but excluding any Excluded Person.

Excluded Person	means any person who has (or within the preceding 12 months has had) a material interest in the Company (if then a close company within the meaning of Schedule 9 to the Taxes Act) or a company which is a close company and either controls the Company or is a member of a consortium which owns the Company.

Full-Time	means an employee required under the terms of his or her employment to work for his or her employing company or companies for at least 25 hours per week (excluding meal breaks).

Option	shall include a UK Approved Option unless otherwise stated in the Plan.

Performance Award	The grant of a UK Approved Option shall not include a Performance Award.

Stock Appreciation Right	The grant of a UK Approved Option shall not include a Stock Appreciation Right.

Taxes Act	Income and Corporation Taxes Act 1988 of the United Kingdom.

UK Approved Option	means a non-transferable right to acquire Shares granted to an Eligible Employee pursuant to Section 5 of the Plan and for the time being subsisting.

        3.      Administration.

                  3.1      The Plan shall be administered by the Committee, which shall hold meetings at such times as may be necessary for the proper administration of the Plan. The Committee shall keep minutes of its meetings. A quorum shall consist of not fewer than two members of the Committee and a majority of a quorum may authorize any action. Any decision or determination reduced to writing and signed by a majority of all of the members of the Committee shall be as fully effective as if made by a majority vote at a meeting duly called and held. The Committee shall consist of at least two (2) directors of the Company and may consist of the entire Board; provided, however, that (A) if the Committee consists of less than the entire Board, then, with respect to any Option or Award to an Eligible Individual who is subject to Section 16 of the Exchange Act, the Committee shall consist of at least two (2) directors each of whom shall be a Non-Employee Director and (B) to the extent necessary for any Option or Award intended to qualify as performance-based compensation under Section 162(m) of the Code to so qualify, each member of the Committee, whether or not it consists of the entire Board, shall be an Outside Director. For purposes of the preceding sentence, if one or more members of the Committee is not a Non-Employee Director and an Outside Director but recuses himself or herself or abstains from voting with respect to a particular action taken by the Committee, then the Committee, with respect to that action, shall be deemed to consist only of the members of the Committee who have not recused themselves or abstained from voting. Subject to applicable law, the Committee may delegate its authority under the Plan to any other person or persons. No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to this Plan or any transaction hereunder, except for liability arising from his or her own willful misfeasance, gross negligence or reckless disregard of his or her duties. The Company hereby agrees to indemnify each member of the Committee for all costs and expenses and, to the extent permitted by applicable law, any liability incurred in connection with defending against, responding to, negotiating for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any actions in administering this Plan or in authorizing or denying authorization to any transaction hereunder.

                  3.2      Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time to:

                              (a)      determine those Eligible Individuals to whom Discretionary Options may be granted under the Plan and the number of such Discretionary Options to be granted and to prescribe the terms and conditions (which need not be identical) of each such Discretionary Option, including the purchase price per Share subject to each Discretionary Option, and make any amendment or modification to any applicable Agreement consistent with the terms of the Plan;

                              (b)      select those Eligible Individuals to whom Awards shall be granted under the Plan and to determine the number of Stock Appreciation Rights, Performance Awards, Shares of Restricted Stock and/or Dividend Equivalent Rights to be granted pursuant to each Award, the terms and conditions (which need not be identical) of each Award, including the restrictions or Performance Objectives relating to Awards and the maximum value of any Award, and make any amendment or modification to any Agreement consistent with the terms of the Plan;

                              (c)      accelerate a Discretionary Option or Award and to waive restrictive conditions for a Discretionary Option or Award (including, without limitation, any forfeiture conditions), in such circumstances as the Committee deems appropriate, subject to any express limitations of the Plan, including, without limitation, Section 16(b); provided, however, that nothing in this Section 3.2(c) shall be construed to limit the Committee’s authority under other provisions of the Plan. In the case of any acceleration of a Discretionary Option or Award after the attainment of the applicable Performance Objective(s), the amount payable shall be discounted to its present value using an interest rate equal to Moody’s Average Corporate Bond Yield for the month preceding the month in which such acceleration occurs. This paragraph shall not apply in respect of a UK Approved Option;

                              (d)      construe and interpret the Plan and the Options and Awards granted hereunder and to establish, amend and revoke rules and regulations for the administration of the Plan, including, without limitation, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Agreement, in the manner and to the extent it shall deem necessary or advisable so that the Plan complies with applicable law including Rule 16b-3 under the Exchange Act and the Code to the extent applicable, and otherwise to make the Plan fully effective. All decisions and determinations by the Committee in the exercise of this power shall be final, binding and conclusive upon the Company, its Subsidiaries, the Optionees and Grantees, and all other persons having any interest therein;

                              (e)      determine the duration and purposes for leaves of absence which may be granted to an Optionee or Grantee on an individual basis without constituting a termination of employment or service for purposes of the Plan;

                              (f)      exercise its sole discretion with respect to the powers and rights granted to it as set forth in the Plan; and

                              (g)      generally exercise such powers and to perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan.

        4.      Stock Subject to the Plan.

                  4.1      The maximum number of Shares that may be made the subject of Options and Awards granted under the Plan is 1,212,277 Shares; provided, however, that in the aggregate, not more than one-third of the number of allotted Shares may be made the subject of Restricted Stock Awards under Section 10 of the Plan; and provided, further, that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options granted under the Plan become exercisable for the first time by an Optionee during any calendar year shall not exceed $100,000. Upon a Change in Capitalization, the maximum number of Shares referred to in the preceding sentence shall be adjusted in number and kind pursuant to Section 13. The maximum number of Shares that may be the subject of Options and Awards granted to an Eligible Individual in any one calendar year period may not exceed 200,000 Shares. The maximum dollar amount of cash or the Fair Market Value of Shares that any Eligible Individual may receive in any calendar year in respect to Performance Units denominated in dollars may not exceed $1,500,000. The Company shall reserve for the purposes of the Plan, out of its authorized but unissued Shares or out of Shares held in the Company’s treasury, or partly out of each, such number of Shares as shall be determined by the Board.

                  4.2      Upon the granting of an Option or an Award, the number of Shares available under Section 4.1 for the granting of further Options and Awards shall be reduced as follows:

                              (a)      In connection with the granting of an Option or an Award (other than the granting of a Performance Unit denominated in dollars), the number of Shares shall be reduced by the number of Shares in respect of which the Option or Award is granted or denominated provided, however, that if any Option is exercised by tendering Shares, either actually or by attestation, to the Company as full or partial payment of the purchase price, the maximum number of Shares available under Section 4.1 shall be increased by the number of Shares so tendered.

                              (b)      In connection with the granting of a Performance Unit denominated in dollars, the number of Shares shall be reduced by an amount equal to the quotient of (i) the dollar amount in which the Performance Unit is denominated, divided by (ii) the Fair Market Value of a Share on the date the Performance Unit is granted.

                  4.3      Whenever any outstanding Option or Award or portion thereof expires, is canceled or is otherwise terminated for any reason without having been exercised or payment having been made in respect of the entire Option or Award (including any outstanding Options under any of the Former Plans), the Shares allocable to the expired, canceled or otherwise terminated portion of the Option or Award may again be the subject of Options or Awards granted hereunder.

                  4.4      In no event may more than [1,212,277] Shares be issued upon the exercise of Incentive Stock Options granted under the Plan.

        5.      Option Grants for Eligible Individuals.

                  5.1      Authority of Committee.

                              (a)      Subject to the provisions of the Plan, the Committee shall have full and final authority to select those Eligible Individuals who will receive Discretionary Options, and the terms and conditions of the grant to such Eligible Individuals shall be set forth in an Agreement. The terms and conditions of UK Approved Options shall be set forth in a certificate executed as a deed by the Company and UK Approved Options may only be granted to Eligible Employees.

                              (b)      Notwithstanding any provision of this Section 5, any Discretionary Option granted under this Section 5 to an Eligible Individual who is a Non-Employee Director shall be governed by the duration and termination provisions set forth in Sections 6.4(a) — (e) of the Plan or such other duration and termination provisions as determined by the Committee and set forth in an Agreement.

                  5.2      Purchase Price.

                              (a)      The purchase price (which may be greater than, less than or equal to the Fair Market Value on the Date of Grant) or the manner in which the purchase price is to be determined for Shares under each Discretionary Option shall be determined by the Committee and set forth in the Agreement; provided, however, that the purchase price per Share under each Incentive Stock Option shall not be less than 100% of the Fair Market Value of a Share on the Date of Grant (110% in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder).

                              (b)      The purchase price of a Share under a UK Approved Option shall be not less than:

                                          (i)      its market value as determined by the Committee in accordance with the provisions of Part VIII of the Taxation of Chargeable Gains Act 1992 of the United Kingdom and approved prior to the grant of the related UK Approved Option by the Shares Valuation Division of the UK Inland Revenue; or

                                          (ii)      its nominal amount or (when applicable) such price as from time to time adjusted pursuant to the Plan.

                              (c)      No UK Approved Option shall be granted under this Plan to an Eligible Employee if the aggregate purchase price of the Shares comprised therein, when added to the aggregate of the amounts for which shares of the Company may be acquired under any subsisting UK Approved Options granted to him under the Plan or any other scheme (not being a savings-related share option scheme) approved under Schedule 9 to the Taxes Act and established by the Company or a Subsidiary, would exceed, or further exceed, pounds sterling 30,000 or such other limit as may apply from time to time under paragraph 28 of Schedule 9 to the Taxes Act (the “Limit”). For the purposes of determining whether an Option is subject to the Limit, Options which fail to be treated under the provisions of Section 115 of the Finance Act 1996 of the United Kingdom as unapproved options shall be treated as having been granted under a scheme other than one which is approved under Schedule 9 to the Taxes Act.

                  5.3      Maximum Duration. Discretionary Options granted hereunder shall be for such term as the Committee shall determine, provided that an Incentive Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted (five (5) years in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder) and a Nonqualified Stock Option shall not be exercisable after the expiration of ten (10) years from the Date of Grant. The Committee may, subsequent to the granting of any Discretionary Option (other than a UK Approved Option), extend the term thereof, but in no event shall the term as so extended exceed the maximum term provided for in the preceding sentence.

                  5.4      Exercisability. Subject to Sections 5.5 and 7.3, each Discretionary Option shall become exercisable in such installments (which need not be equal) and at such times as may be designated by the Committee and set forth in the Agreement. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Discretionary Option expires. No UK Approved Option shall become exercisable in any circumstances by an Optionee who is at the time of such intended exercise an Excluded Person.

                  5.5      Termination. Except as provided in Sections 5.1(b) and 12, and unless otherwise provided by the Committee, in its sole discretion, in the applicable Agreement, the following provisions shall apply to Discretionary Options upon a Termination of Employment:

                              (a)      Subject to Section 5.3 and except as provided in Section 5.5(d), unless otherwise determined by the Committee at the time of grant (and set forth in the applicable Agreement) or at a later date, except in the case of Disability, retirement on or after the Optionee’s Normal Retirement Date and death as provided in Sections 5.5(b) and 5.5(c) below, if an Optionee of a Discretionary Option has a Termination of Employment with the Company or a Subsidiary, any unexercised Discretionary Option held by such Optionee shall expire ninety (90) days after the Optionee has a Termination of Employment for any reason other than a termination for Cause, and such Discretionary Option may only be exercised by the Optionee or his or her Beneficiary to the extent that the Discretionary Option or a portion thereof was exercisable on the date of Termination of Employment; provided, however, that no Discretionary Option may be exercised after the expiration date specified for the particular Discretionary Option in the Discretionary Option grant. If the Optionee’s Termination of Employment arises as a result of a termination for Cause, then, unless the Committee determines otherwise at the time of the Termination of Employment, any unexercised Options held by such Optionee shall terminate and expire concurrently with the Optionee’s Termination of Employment.

                              (b)      Subject to Section 5.3, unless otherwise determined by the Committee at the time of grant (and set forth in the applicable Agreement) or at a later date, if an Optionee becomes disabled within the meaning of Section 2.17 hereof or retires on or after the Optionee’s Normal Retirement Date, any unexercised Discretionary Option held by such disabled or retired Optionee shall expire one (1) year after the Disability Date or date of Termination of Employment by reason of retirement, as the case may be, and such Option may only be exercised by the Optionee or his or her Beneficiary to the extent that the Discretionary Option or a portion thereof was exercisable on the Disability Date or the date of Termination of Employment by reason of retirement, as the case may be; provided, however, no Discretionary Option may be exercised after the expiration date specified for the particular Discretionary Option in the Discretionary Option grant.

                              (c)      Subject to Section 5.3, unless otherwise determined by the Committee at the time of grant (and set forth in the applicable Agreement) or at a later date, if an Optionee dies while still employed by the Company, the Options which the Optionee was entitled to exercise on the date of the Optionee’s death may be exercised at any time after the Optionee’s death by the Optionee’s Beneficiary; provided, however, that no Option may be exercised after the earlier of: (i) one (1) year after the Optionee’s death or (ii) the expiration date specified for the particular Option in the Option Agreement. If an Optionee dies after his or her Termination of Employment, then the Options which the Optionee was entitled to exercise on the date of the Optionee’s death may be exercised by his or her Beneficiary within the period specified in Sections 5.5(a) or 5.5(b), as the case may be.

                              (d)      Subject to Section 5.3, upon an Optionee’s Termination of Employment following a Change in Control, each Option held by the Optionee that was exercisable as of the date of such Termination of Employment shall remain exercisable for a period ending not before the earlier of (A) the first anniversary of the Termination of Employment or (B) the expiration of the stated term of the Option.

                  5.6      Modification. No modification of a Discretionary Option shall adversely alter or impair any rights or obligations under the Discretionary Option without the Optionee’s consent.

        6.      Automatic Option Grants for Non-Employee Directors, Committee Chairpersons and Scientific Advisory Board Members.

                  6.1      Grant. Automatic Options shall be granted (i) to each Non-Employee Director who becomes a member of the Board after April 24, 1997 upon election or appointment, (ii) to each Non-Employee Director who is a member of the Board, (iii) to each Non-Employee Director who is the chairperson of a committee of the Board, (iv) to each member of the Scientific Advisory Board who becomes a member of the Scientific Advisory Board after April 24, 1997 upon election or appointment and (v) to each member of the Scientific Advisory Board, as follows:

                              (a)      Initial Grant. Each Non-Employee Director who becomes a Director after April 24, 1997 shall, upon becoming a Director, be granted an Automatic Option in respect of 2,000 Shares and each member of the Scientific Advisory Board who becomes a member of the Scientific Advisory Board after April 24, 1997 shall, upon becoming a member of the Scientific Advisory Board, be granted an Automatic Option in respect of 1,000 Shares.

                              (b)      Annual Grants to Non-Employee Directors and Members of the Scientific Advisory Board. Each Non-Employee Director shall be granted an Automatic Option in respect of 5,000 Shares annually on the first Business Day on or after January 1 of each calendar year that the Plan is in effect provided that the Non-Employee Director is a Director on such date and each member of the Scientific Advisory Board shall be granted an Automatic Option in respect of 500 Shares annually on the first Business Day on or after January 1 of each calendar year that the Plan is in effect provided that the member of the Scientific Advisory Board is a member on such date; provided, however, that a Director or member of the Scientific Advisory Board shall not be entitled to receive an annual grant pursuant to this Section 6.1(b) for the calendar year in which such Director or member of the Scientific Advisory Board is first elected or appointed to the Board or to the Scientific Advisory Board, as the case may be.

                              (c)      Annual Grants to Committee Chairpersons. Each Non-Employee Director who, in accordance with the Bylaws of the Company, serves as a chairperson of any committee of the Board as of the first Business Day on or after January 1 of each calendar year that the Plan is in effect shall, on such date, be granted an Automatic Option in respect of 500 Shares.

                              (d)      Terms and Conditions. All Automatic Options granted pursuant to this Section 6 shall be evidenced by an Agreement containing such other terms and conditions not inconsistent with the provisions of this Plan as determined by the Board; provided, however, that such terms shall not vary the price, amount or timing of the Automatic Options provided under this Section 6, including provisions dealing with vesting, forfeiture and termination of such Automatic Options.

                  6.2      Purchase Price. The purchase price for Shares under each Automatic Option shall be equal to 100% of the Fair Market Value of such Shares on the Date of Grant.

                  6.3      Vesting. Subject to Sections 6.4 and 7.3, each Automatic Option granted after May 21, 1998 shall vest in one-third increments on each of the first three anniversaries of the Grant Date; provided, however, that the Optionee continues to serve as a Director or member of the Scientific Advisory Board (as the case may be) as of such date. If an Optionee ceases to serve as a Director or member of the Scientific Advisory Board (as the case may be) for any reason, the Optionee shall have no rights with respect to any Automatic Option (or portion thereof) which has not then vested pursuant to the preceding sentence and the Optionee shall automatically forfeit any Automatic Option (or portion thereof) which remains unvested.

                  6.4      Duration. Each Automatic Option (and, with respect to Non-Employee Directors, each Discretionary Option) shall terminate on the date which is the tenth anniversary of the Date of Grant, unless terminated earlier as follows:

                              (a)      If an Optionee’s service as a Director or member of the Scientific Advisory Board terminates for any reason other than Disability, death or Cause, the Optionee may for a period of three (3) months after such termination exercise his or her Option to the extent, and only to the extent, that such Option or portion thereof was vested and exercisable as of the date the Optionee’s service as a Director or member of the Scientific Advisory Board terminated, after which time the Option shall automatically terminate in full.

                              (b)      If an Optionee’s service as a Director or member of the Scientific Advisory Board terminates by reason of the Optionee’s resignation or removal due to Disability, the Optionee may, for a period of one (1) year after such termination, exercise his or her Option to the extent, and only to the extent, that such Option or portion thereof was vested and exercisable, as of the date the Optionee’s service as Director or member of the Scientific Advisory Board terminated, after which time the Option shall automatically terminate in full.

                              (c)      If an Optionee’s service as a Director or member of the Scientific Advisory Board terminates for Cause, the Option granted to the Optionee hereunder shall immediately terminate in full and no rights thereunder may be exercised.

                              (d)      If an Optionee dies while a Director or member of the Scientific Advisory Board or within three (3) months after termination of service as a Director or member of the Scientific Advisory Board as described in clause (a) of this Section 6.4 or within twelve (12) months after termination of service as a Director or member of the Scientific Advisory Board as described in clause (b) of this Section 6.4, the Option granted to the Optionee may be exercised at any time within twelve (12) months after the Optionee’s death by the person or persons to whom such rights under the

Option shall pass by will, or by the laws of descent or distribution, after which time the Option shall terminate in full; provided, however, that an Option may be exercised to the extent, and only to the extent, that the Option or portion thereof was exercisable on the date of death or earlier termination of the Optionee’s services as a Director or member of the Scientific Advisory Board.

                              (e)      In the event an Optionee’s service as a Director or member of the Scientific Advisory Board of the Company is terminated by the Company following a Change in Control, each Option held by the Optionee that was exercisable as of the date of termination of the Optionee’s service shall remain exercisable for a period ending not before the earlier of (i) the first anniversary of the termination of the Optionee’s service as a Director or member of the Scientific Advisory Board or (ii) the expiration of the stated term of the Option.

        7.      Terms and Conditions Applicable to All Options.

                  7.1      Method of Exercise.

                              (a)      The exercise of an Option shall be made only by a written notice delivered in person or by mail to the Secretary of the Company at the Company’s principal executive office, specifying the number of Shares to be purchased and accompanied by payment therefor and otherwise in accordance with the Agreement pursuant to which the Option was granted; provided however, that Options may not be exercised by an Optionee for six (6) months following a hardship distribution to the Optionee, to the extent such exercise is prohibited under Treasury Regulation §1.401(k)-1(d)(2)(iv)(B)(4). The purchase price for any Shares purchased pursuant to the exercise of an Option shall be paid, as determined by the Committee in its sole discretion, in either of the following forms (or any combination thereof) (a) cash or (b) the transfer to the Company of Shares that have been held by the Optionee for at least six (6) months (or such lesser period as may be permitted by the Committee) prior to the exercise of the Option and that have a Fair Market Value equal in amount to the purchase price, such transfer to be upon such terms and conditions as determined by the Committee. In addition, both Discretionary Options and Automatic Options may be exercised through a registered broker-dealer pursuant to such cashless exercise procedures (other than Share withholding) which are, from time to time, deemed acceptable by the Committee. Any Shares transferred to the Company (or withheld upon exercise) as payment of the purchase price under an Option shall be valued at their Fair Market Value on the day preceding the date of exercise of such Option. The Optionee shall deliver the Agreement evidencing the Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Optionee. No fractional Shares (or cash in lieu thereof) shall be issued upon exercise of an Option and the number of Shares that may be purchased upon exercise shall be rounded to the nearest number of whole Shares. Notwithstanding anything to the contrary contained herein, payment on exercise of UK Approved Options shall be made only in cash.

                              (b)      If the Fair Market Value of the Shares with respect to which the Option is being exercised exceeds the exercise price of such Option, an Optionee may, instead of exercising an Option as provided in Section 7.1(a), request that the Committee authorize payment to the Optionee of the difference between the Fair Market Value of part or all of the Shares which are the subject of the Option and the exercise price of the Option, such difference to be determined as of the date the Committee receives the request from the Optionee. The Committee, in its sole discretion, may grant or deny such a request from an Optionee with respect to part or all of the Shares as to which the Option is then exercisable and, to the extent granted, shall direct the Company to make the payment to the Optionee either in cash or in Shares or in any combination thereof; provided, however, that payment in Shares shall be made based upon the Fair Market Value of Shares as of the date the Committee received the request from the Optionee. An Option shall be deemed to have been exercised and shall be canceled to the extent that the Committee grants a request pursuant to this Section 7.1(b). The provisions of this paragraph shall not apply to holders of UK Approved Options.

                  7.2      Rights of Optionees. No Optionee shall be deemed for any purpose to be the owner of any Shares subject to any Option unless and until (a) the Option shall have been exercised pursuant to the terms thereof, (b) the Company shall have issued and delivered Shares to the Optionee, and (c) the Optionee’s name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Shares, subject to such terms and conditions as may be set forth in the applicable Agreement. The preceding sentence shall not apply to any Optionee holding a UK Approved Option. If under the terms of a resolution passed or an announcement made by the Company prior to the date of exercise of a UK Approved Option, a dividend is to be or is proposed to be paid to holders of Shares by reference to a record date after such date of exercise, any Shares to be issued upon such exercise of a UK Approved Option will not rank for such dividend. Subject as aforesaid, the Shares so to be issued shall be identical and rank pari passu in all respects with the fully paid Shares then in issue.

                  7.3      Effect of Change in Control. In the event of a Change in Control, all Options outstanding on the date of such Change in Control shall become immediately and fully exercisable. In addition, to the extent set forth in an Agreement evidencing the grant of a Discretionary Option, an Optionee will be permitted to surrender to the Company for cancellation within sixty (60) days after such Change in Control any Discretionary Option or portion of a Discretionary Option to the extent not yet exercised and the Optionee will be entitled to receive a cash payment in an amount equal to the excess, if any, of (x) (A) in the case of a Nonqualified Stock Option, the greater of (1) the Fair Market Value, on the date preceding the date of surrender, of the Shares subject to the Discretionary Option or portion thereof surrendered or (2) the Adjusted Fair Market Value of the Shares subject to the Discretionary Option or portion thereof surrendered or (B) in the case of an Incentive Stock Option, the Fair Market Value, on the date preceding the date of surrender, of the Shares subject to the Discretionary Option or portion thereof surrendered, over (y) the aggregate purchase price for such Shares under the Discretionary Option or portion thereof surrendered.

        8.      Stock Appreciation Rights. The Committee may in its sole discretion, either alone or in connection with the grant of a Discretionary Option, grant Stock Appreciation Rights in accordance with the Plan, the terms and conditions of which shall be set forth in an Agreement. If granted in connection with an Option, a Stock Appreciation Right shall cover the same Shares covered by the Option (or such lesser number of Shares as the Committee may determine) and shall, except as provided in this Section 8, be subject to the same terms and conditions as the related Option.

                  8.1      Time of Grant. A Stock Appreciation Right may be granted (i) at any time if unrelated to an Option, or (ii) if related to an Option, either at the time of grant, or at any time thereafter during the term of the Option.

                  8.2      Stock Appreciation Right Related to an Option.

                              (a)      Exercise. Subject to Section 8.8, a Stock Appreciation Right granted in connection with an Option shall be exercisable at such time or times and only to the extent that the related Options are exercisable (including, without limitation, exercisability upon Termination of Employment), and will not be transferable except to the extent the related Option may be transferable. A Stock Appreciation Right granted in connection with an Incentive Stock Option shall be exercisable only if the Fair Market Value of a Share on the date of exercise exceeds the purchase price specified in the related Incentive Stock Option Agreement.

                              (b)      Treatment of Related Options and Stock Appreciation Rights Upon Exercise. Upon the exercise of a Stock Appreciation Right granted in connection with an Option, the Option shall be canceled to the extent of the number of Shares as to which the Stock Appreciation Right is exercised, and upon the exercise of an Option granted in connection with a Stock Appreciation Right, the Stock Appreciation Right shall be canceled to the extent of the number of Shares as to which the Option is exercised or surrendered.

                  8.3      Stock Appreciation Right Unrelated to an Option.

                              (a)      Terms. Stock Appreciation Rights unrelated to Options shall contain such terms and conditions as to exercisability (subject to Sections 8.3(b) and 8.8), vesting and duration as the Committee shall determine, but in no event shall they have a term of greater than ten (10) years.

                              (b)      Termination. Except as provided in Section 8.8 and subject to Section 8.3(a), and unless otherwise provided by the Committee, in its sole discretion, in the applicable Agreement, upon a Grantee’s Termination of Employment or, in the case of a Non-Employee Director, termination of service as a director, a Stock Appreciation Right shall be exercisable by the Grantee to the same extent that a Discretionary Option would be exercisable by an Optionee upon the Optionee’s Termination of Employment under the provisions of Sections 5.5(a) through (d) (or, as applicable for Non-Employee Directors, Section 6.4); provided, however, no Stock Appreciation Right may be exercised after the expiration date specified for the particular Stock Appreciation Right in the applicable Agreement.

                  8.4      Amount Payable. Upon exercise of a Stock Appreciation Right, the Grantee shall be entitled to receive an amount determined by multiplying (x) the excess of the Fair Market Value of a Share on the date preceding the date of exercise of such Stock Appreciation Right over (A) in the case of a Stock Appreciation Right related to an Option, the per Share purchase price under the related option or (B) in the case of a Stock Appreciation Right unrelated to an Option, the Fair Market Value of a Share on the date the Stock Appreciation Right was granted, by (y) the number of Shares as to which the Stock Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the Agreement evidencing the Stock Appreciation Right at the time it is granted.

                  8.5      Method of Exercise. Stock Appreciation Rights shall be exercised by a Grantee only by a written notice delivered in person or by mail to the Secretary of the Company at the Company’s principal executive office, specifying the number of Shares with respect to which the Stock Appreciation Right is being exercised. If requested by the Committee, the Grantee shall deliver the Agreement evidencing the Stock Appreciation Right being exercised and the Agreement evidencing any related Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Grantee.

                  8.6      Form of Payment. Payment of the amount determined under Section 8.4 may be made in the sole discretion of the Committee solely in whole Shares in a number determined at their Fair Market Value on the date preceding the date of exercise of the Stock Appreciation Right, or solely in cash, or in a combination of cash and Shares. If the Committee decides to make full payment in Shares and the amount payable results in a fractional Share, payment for the fractional Share will be made in cash.

                  8.7      Modification. No modification of an Award shall adversely alter or impair any rights or obligations under the Agreement without the Grantee’s consent.

                  8.8      Effect of Change in Control. In the event of a Change in Control, all Stock Appreciation Rights shall become immediately and fully exercisable. In addition, to the extent set forth in an Agreement evidencing the grant of a Stock Appreciation Right (but not with respect to any Stock Appreciation Right granted in connection with an Incentive Stock Option), a Grantee will be permitted to surrender to the Company for cancellation within sixty (60) days after such Change in Control any Stock Appreciation Right or portion of a Stock Appreciation Right to the extent not yet exercised and the Grantee will be entitled to receive a payment from the Company in cash or Shares, in either case, with a value equal to the excess, if any, of (A) the Adjusted Fair Market Value, on the date preceding the date of exercise, of the Shares over (B) the aggregate Fair Market Value, on the date the Stock Appreciation was granted, of the Shares subject to the Stock Appreciation Right or portion thereof exercised.

        9.      Dividend Equivalent Rights. Dividend Equivalent Rights may be granted to Eligible Individuals in tandem with an Option or Award. The terms and conditions (including, without limitation, terms and conditions relating to a Change in Control) applicable to each Dividend Equivalent Right shall be specified in the Agreement under which the Dividend Equivalent Right is granted. Amounts payable in respect of Dividend Equivalent Rights may be payable currently or deferred until the lapsing of restrictions on such Dividend Equivalent Rights or until the vesting, exercise, payment, settlement or other lapse of restrictions on the Option or Award to which the Dividend Equivalent Rights relate. In the event that the amount payable in respect of Dividend Equivalent Rights are to be deferred, the Committee shall determine whether such amounts are to be held in cash or reinvested in Shares or deemed (notionally) to be reinvested in Shares. If amounts payable in respect of Dividend Equivalent Rights are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its sole discretion, may determine. Dividend Equivalent Rights may be settled in cash or Shares or a combination thereof, in a single installment or multiple installments. With respect to Dividend Equivalent Rights granted in tandem with an Option, the Agreement may provide that the Optionee may elect to have amounts payable in respect of such Dividend Equivalent Rights applied against the exercise price of such Option. To the extent necessary for any Dividend Equivalent Right intended to qualify as performance-based compensation under Section 162(m) of the Code to so qualify, the terms and conditions of the Dividend Equivalent Right shall be such that payment of the Dividend Equivalent Right is contingent upon the attainment of specified Performance Objectives within the Performance Cycle, as provided for in Section 11, and such Dividend Equivalent Right shall be treated as a Performance Award for purposes of Sections 11 and 16(b).

        10.      Restricted Stock.

                  10.1      Grant. The Committee may grant Awards to Eligible Individuals of Restricted Stock, which shall be evidenced by an Agreement between the Company and the Grantee. Each Agreement shall contain such restrictions, terms and conditions as the Committee may, in its sole discretion, determine and (without limiting the generality of the foregoing) such Agreements may require that an appropriate legend be placed on Share certificates. Awards of Restricted Stock shall be subject to the terms and provisions set forth below in this Section 10.

                  10.2      Rights of Grantee. Shares of Restricted Stock granted pursuant to an Award hereunder shall be issued in the name of the Grantee as soon as reasonably practicable after the Date of Grant provided that the Grantee has executed an Agreement evidencing the Award, the appropriate blank stock powers and, in the sole discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such Shares. If a Grantee shall fail to execute the Agreement evidencing a Restricted Stock Award, the appropriate blank stock powers and, in the sole discretion of the Committee, an escrow agreement and any other documents which the

Committee may require within the time period prescribed by the Committee at the time the Award is granted, the Award shall be null and void. At the sole discretion of the Committee, Shares issued in connection with a Restricted Stock Award shall be deposited together with the stock powers with an escrow agent (which may be the Company) designated by the Committee. Unless the Committee determines otherwise and as set forth in the Agreement, upon delivery of the Shares to the escrow agent, the Grantee shall have all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

                  10.3      Non-transferability. Until all restrictions upon the Shares of Restricted Stock awarded to a Grantee shall have lapsed in the manner set forth in Section 10.4, such Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated, nor shall they be delivered to the Grantee.

                  10.4      Lapse of Restrictions.

                              (a)      Generally. Subject to Section 10.4(b), restrictions upon Shares of Restricted Stock awarded hereunder shall lapse at such time or times and on such terms and conditions as the Committee may determine. The Agreement evidencing the Award shall set forth any such restrictions.

                              (b)      Effect of Change in Control. Unless the Committee shall determine otherwise at the time of the grant of an Award of Restricted Stock, the restrictions upon Shares of Restricted Stock shall lapse upon a Change in Control. The Agreement evidencing the Award shall set forth any such provisions.

                  10.5      Terms of Restricted Stock.

                              (a)      Forfeiture of Restricted Stock. Subject to Sections 10.4(b) and 10.5(b), all Restricted Stock shall be forfeited and returned to the Company and all rights of the Grantee with respect to such Restricted Stock shall terminate unless the Grantee continues in the service of the Company as an employee or director until the expiration of the forfeiture period for such Restricted Stock and satisfies any and all other conditions set forth in the Agreement. The Committee, in its sole discretion, shall determine the forfeiture period (which may, but need not, lapse in installments) and any other terms and conditions applicable with respect to any Restricted Stock Award.

                              (b)      Waiver of Forfeiture Period. Notwithstanding anything contained in this Section 10 to the contrary, the Committee may, in its sole discretion, waive the forfeiture period and any other conditions set forth in any Agreement under appropriate circumstances (including, without limitation, the death, Disability or retirement of the Grantee or a material change in circumstances arising after the Date of Grant) and subject to such terms and conditions (including, without limitation, forfeiture of a proportionate number of the Restricted Stock) as the Committee shall deem appropriate, provided that the Grantee shall at that time have completed at least one (1) year of employment or service after the Date of Grant.

                  10.6      Modification or Substitution. Subject to the terms of the Plan, including, without limitation, Section 16(b), the Committee may modify outstanding Awards of Restricted Stock or accept the surrender of outstanding Shares of Restricted Stock (to the extent the restrictions on such Shares have not yet lapsed) and grant new Awards in substitution for them. Notwithstanding the foregoing, no modification of an Award shall adversely alter or impair any rights or obligations under the Agreement without the Grantee’s consent.

                  10.7      Treatment of Dividends. At the time an Award of Shares of Restricted Stock is granted, the Committee may, in its sole discretion, determine that the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on such Shares by the Company shall be (a) deferred until the lapsing of the restrictions imposed upon such Shares and (b) held by the Company for the account of the Grantee until such time. In the event that dividends are to be deferred, the Committee shall determine whether such dividends are to be reinvested in Shares (which shall be held as additional Shares of Restricted Stock) or held in cash. If deferred dividends are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its sole discretion, may determine. Payment of deferred dividends in respect of Shares of Restricted Stock (whether held in cash or as additional Shares of Restricted Stock), together with interest accrued thereon, if any, shall be made upon the lapsing of restrictions imposed on the Shares in respect of which the deferred dividends were paid, and any dividends deferred (together with any interest accrued thereon) in respect of any Shares of Restricted Stock shall be forfeited upon the forfeiture of such Shares.

                  10.8      Delivery of Shares. Upon the lapse of the restrictions on Shares of Restricted Stock, the Committee shall cause a stock certificate to be delivered to the Grantee with respect to such Shares, free of all restrictions hereunder.

        11.      Performance Awards.

                  11.1      (a)      Performance Objectives. Performance Objectives for Performance Awards may be expressed in terms of (i) earnings per Share, (ii) Share price, (iii) pre-tax profits, (iv) net earnings, (v) return on equity or assets, (vi) revenues, (vii) EBITDA, (viii) market share or market penetration or (ix) any combination of the foregoing, and may be determined before or after accounting changes, special charges, foreign currency effects, acquisitions, divestitures or other extraordinary events. Performance Objectives may be in respect of the performance of the Company and its Subsidiaries (which may be on a consolidated basis), a Subsidiary or a Division. Performance Objectives may be absolute or relative and may be expressed in terms of a progression within a specified range. The Performance Objectives with respect to a Performance Cycle shall be established in writing by the Committee by the earlier of (i) the date on which a quarter of the Performance Cycle has elapsed or (ii) the date which is ninety (90) days after the commencement of the Performance Cycle, and in any event, while the performance relating to the Performance Objectives remains substantially uncertain.

                              (b)      Determination of Performance. Prior to the vesting, payment, settlement or lapsing of any restrictions with respect to any Performance Award made to a Grantee who is subject to Section 162(m) of the Code, the Committee shall certify in writing that the applicable Performance Objectives have been satisfied.

                  11.2      Performance Units. The Committee, in its sole discretion, may grant Awards of Performance Units to Eligible Individuals (with the exception of Non-Employee Directors), the terms and conditions of which shall be set forth in an Agreement between the Company and the Grantee. Performance Units shall be denominated in Shares or dollars and, contingent upon the attainment of specified Performance Objectives within the Performance Cycle, represent the right to receive payment as provided in Section 11.2(b) depending on the level of Performance Objective attainment. Each Agreement shall specify the number of Performance Units to which it relates, the Performance Objectives which must be satisfied in order for the Performance Units to vest and the Performance Cycle within which such Performance Objectives must be satisfied.

                              (a)      Vesting and Forfeiture. Subject to Sections 11.1(b) and 11.4, a Grantee shall become vested with respect to the Performance Units to the extent that the Performance Objectives set forth in the Agreement are satisfied for the Performance Cycle.

                              (b)      Payment of Awards. Payment to Grantees in respect of vested Performance Units shall be made as soon as practicable after the last day of the Performance Cycle to which such Award relates unless the Agreement evidencing the Award provides for the deferral of payment, in which event the terms and conditions of the deferral shall be set forth in the Agreement. Subject to Section 11.4, such payments may be made entirely in Shares valued at their Fair Market Value as of the last day of the applicable Performance Cycle or such other date specified by the Committee, entirely in cash, or in such combination of Shares and cash as the Committee in its sole discretion shall determine at any time prior to such payment.

                  11.3      Performance Shares. The Committee, in its sole discretion, may grant Awards of Performance Shares to Eligible Individuals (with the exception of Non-Employee Directors), the terms and conditions of which shall be set forth in an Agreement between the Company and the Grantee. Each Agreement may require that an appropriate legend be placed on Share certificates. Awards of Performance Shares shall be subject to the following terms and provisions:

                              (a)      Rights of Grantee. The Committee shall provide at the time an Award of Performance Shares is made the time or times at which the actual Shares represented by such Award shall be issued in the name of the Grantee; provided, however, that no Performance Shares shall be issued until the Grantee has executed an Agreement evidencing the Award, the appropriate blank stock powers and, in the sole discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such Performance Shares. If a Grantee shall fail to execute the Agreement evidencing an Award of Performance Shares, the appropriate blank stock powers and, in the sole discretion of the Committee, an escrow agreement and any other documents which the Committee may require within the time period prescribed by the Committee at the time the Award is granted, the Award shall be null and void. At the sole discretion of the Committee, Shares issued in connection with an Award of Performance Shares shall be deposited together with the stock powers with an escrow agent (which may be the Company) designated by the Committee. Except as restricted by the terms of the Agreement, upon delivery of the Shares to the escrow agent, the Grantee shall have, in the sole discretion of the Committee, all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

                              (b)      Non-transferability. Until any restrictions upon the Performance Shares awarded to a Grantee shall have lapsed in the manner set forth in Sections 11.3(c) or 11.4, such Performance Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated, nor shall they be delivered to the Grantee. The Committee may also impose such other restrictions and conditions on the Performance Shares, if any, as it deems appropriate.

                              (c)      Lapse of Restrictions. Subject to Sections 11.1(b) and 11.4, restrictions upon Performance Shares awarded hereunder shall lapse and such Performance Shares shall become vested at such time or times and on such terms, conditions and satisfaction of Performance Objectives as the Committee may, in its sole discretion, determine at the time an Award is granted.

                              (d)      Treatment of Dividends. At the time the Award of Performance Shares is granted, the Committee may, in its sole discretion, determine that the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on actual Shares represented by such Award which have been issued by the Company to the Grantee shall be (i) deferred until the lapsing of the restrictions imposed upon such Performance Shares and (ii) held by the Company for the account of the Grantee until such time. In the event that dividends are to be deferred, the Committee shall determine whether such dividends are to be reinvested in Shares (which shall be held as additional Performance Shares) or held in cash. If deferred dividends are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its sole discretion, may determine. Payment of deferred dividends in respect of Performance Shares (whether held in cash or in additional Performance Shares), together with interest accrued thereon, if any, shall be made upon the lapsing of restrictions imposed on the Performance Shares in respect of which the deferred dividends were paid, and any dividends deferred (together with any interest accrued thereon) in respect of any Performance Shares shall be forfeited upon the forfeiture of such Performance Shares.

                              (e)      Delivery of Shares. Upon the lapse of the restrictions on Performance Shares awarded the Committee shall cause a stock certificate to be delivered to the Grantee, free of all restrictions hereunder.

                  11.4      Effect of Change in Control. In the event of a Change in Control:

                              (a)      With respect to Performance Units, unless otherwise determined by the Committee, the Grantee shall (i) become vested in all Performance Units and (ii) be entitled to receive in respect of all Performance Units which become vested as a result of a Change in Control a cash payment within ten (10) Business Days after such Change in Control in an amount as determined by the Committee at the time of the Award of such Performance Unit and as set forth in the Agreement.

                              (b)      With respect to Performance Shares, unless otherwise determined by the Committee, restrictions shall lapse immediately on all Performance Shares.

                              (c)      The Agreements evidencing Performance Shares and Performance Units shall provide for the treatment of such Awards (or portions thereof) which do not become vested as the result of a Change in Control, including, without limitation, provisions for the adjustment of applicable Performance Objectives.

                  11.5      Termination. Except as provided in Section 12, and unless otherwise provided by the Committee, in its sole discretion, in the applicable Agreement, the following provisions shall apply to Performance Awards upon a Termination of Employment:

                              (a)      Termination of Employment. Except as provided in Sections 11.5(b) and (d), in the case of a Grantee’s Termination of Employment, prior to the end of a Performance Cycle, the Grantee will not be entitled to any Performance Awards, and any Performance Shares shall be forfeited.

                              (b)      Disability, Retirement or Death. Unless otherwise provided by the Committee, in its sole discretion, in the Agreement, if a Grantee’s Disability Date or Termination of Employment by reason of retirement on or after the Grantee’s Normal Retirement Date or death occurs following at least twelve months of participation in any Performance Cycle, but prior to the end of a Performance Cycle, the Grantee or such Grantee’s Beneficiary, as the case may be, shall be entitled to receive a pro-rata share of his or her Performance Award as determined under Subsection (c).

                              (c)      Pro-Rata Payment.

                                          (i)      Performance Units. With respect to Performance Units, the amount of any payment made to a Grantee (or Beneficiary) under circumstances described in Section 11.5(b) will be the amount determined by multiplying the amount of the Performance Units payable in Shares or dollars which would have been earned, determined at the end of the Performance Cycle, had such employment not been terminated, by a fraction, the numerator of which is the number of whole months such Grantee was employed during the Performance Cycle, and the denominator of which is the total number of months of the Performance Cycle. Any such payment shall be made as soon as practicable after the end of the respective Performance Cycle, and shall relate to attainment of Performance Objectives over the entire Performance Cycle.

                                          (ii)      Performance Shares. With respect to Performance Shares, the amount of Performance Shares held by a Grantee (or Beneficiary) with respect to which restrictions shall lapse under circumstances described in Section 11.5(b) will be the amount determined by multiplying the amount of the Performance Shares with respect to which restrictions would have lapsed, determined at the end of the Performance Cycle, had such employment not been terminated, by a fraction, the numerator of which is the number of whole months such Grantee was employed during the Performance Cycle, and the denominator of which is the total number of months of the Performance Cycle. The Committee shall determine the amount of Performance Shares with respect to which restrictions shall lapse under this Section 11.5(c)(ii) as soon as practicable after the end of the respective Performance Cycle, and such determination shall relate to attainment of Performance Objectives over the entire Performance Cycle. At that time, all Performance Shares relating to that Performance Cycle with respect to which restrictions shall not lapse shall be forfeited.

                              (d)      Other Events. Notwithstanding anything to the contrary in this Section 11, the Committee may, in its sole discretion, determine to pay all or any portion of a Performance Award to a Grantee who has terminated employment prior to the end of a Performance Cycle under certain circumstances (including, without limitation, a material change in circumstances arising after the Date of Grant) and subject to such terms and conditions that the Grantee shall have completed, at his or her Termination of Employment at least one year of employment after the Date of Grant.

                  11.6      Modification or Substitution. Subject to the terms of the Plan, including, without limitation, Section 16(b), the Committee may modify outstanding Performance Awards or accept the surrender of outstanding Performance Awards and grant new Performance Awards in substitution for them. Notwithstanding the foregoing, no modification of a Performance Award shall adversely alter or impair any rights or obligations under the Agreement without the Grantee’s consent.

        12.      Employment Agreement Governs Termination of Employment. An employment agreement, if applicable, between an Optionee or Grantee and the Company shall govern with respect to the terms and conditions applicable to such Option or Award upon a termination or change in the status of the employment of the Optionee or Grantee, to the extent that such employment agreement provides for terms and conditions that differ from the terms and conditions provided for in the applicable Agreement or the Plan; provided, however, that to the extent necessary for an Option or Award intended to qualify as performance-based compensation under Section 162(m) of the Code to so qualify, the terms of the applicable Agreement or the Plan shall govern the Option or Award; and, provided further, that the Committee shall have reviewed and, in its sole discretion, approved the employment agreement.

        13.      Adjustment Upon Changes in Capitalization.

                              (a)      In the event of a Change in Capitalization, the Committee shall conclusively determine the appropriate adjustments, if any, to (i) the maximum number and class of Shares or other stock or securities with respect to which Options or Awards may be granted under the Plan, (ii) the maximum number and class of Shares or other stock or securities with respect to which Options or Awards may be granted to any Eligible Individual during any calendar year, (iii) the number and class of Shares or other stock or securities which are subject to outstanding Options or Awards granted under the Plan and the purchase price therefor, if applicable, (iv) the number and class of Shares or other securities in respect of which Automatic Options are to be granted under Section 6 and (v) the Performance Objectives.

                              (b)      Any such adjustment in the Shares or other stock or securities subject to outstanding Incentive Stock Options (including any adjustments in the purchase price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code.

                              (c)      If, by reason of a Change in Capitalization, a Grantee of an Award shall be entitled to, or an Optionee shall be entitled to exercise an Option with respect to, new, additional or different shares of stock or securities, such new, additional or different shares shall thereupon be subject to all of the conditions, restrictions and performance criteria which were applicable to the Shares subject to the Award or Option, as the case may be, prior to such Change in Capitalization.

        14.      Effect of Certain Transactions. Subject to Sections 7.3, 8.8, 10.4(b) and 11.4 or as otherwise provided in an Agreement, in the event of (i) the liquidation or dissolution of the Company or (ii) a merger or consolidation of the Company (a “Transaction”), the Plan and the Options and Awards issued hereunder shall continue in effect in accordance with their respective terms, except that following a Transaction each Optionee and Grantee shall be entitled to receive in respect of each Share subject to any outstanding Options or Awards, as the case may be, upon exercise of any Option or payment or transfer in respect of any Award, the same number and kind of stock, securities, cash, property or other consideration that each holder of a Share was entitled to receive in the Transaction in respect of a Share; provided, however, that such stock, securities, cash, property, or other consideration shall remain subject to all of the conditions, restrictions and performance criteria which were applicable to the Options and Awards prior to such Transaction.

        15.      Limitation on Transfer. Subject to any limitations on transferability specifically provided for elsewhere in the Plan, the rights and interest of an Optionee or Grantee in any Option or Award may not be assigned or transferred other than by will or the laws of descent and distribution or, in the Committee’s sole discretion, pursuant to a domestic relations order (within the meaning of Exchange Act Rule 16a-12). During the lifetime of an Optionee or Grantee, and except as the preceding sentence provides, only the Optionee or Grantee personally may exercise rights under the Plan. Except as otherwise specifically provided in the Plan, the Beneficiary of an Optionee or Grantee may exercise the rights of the Optionee or Grantee only to the extent they were exercisable under the Plan at the date of the death of the Optionee or Grantee and are otherwise currently exercisable.

        16.      Interpretation. Following the required registration of any equity security of the Company pursuant to Section 12 of the Exchange Act:

                              (a)      The Plan is intended to comply with Rule 16b-3 promulgated under the Exchange Act and the Committee shall interpret and administer the provisions of the Plan or any

Agreement in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

                              (b)      Unless otherwise expressly stated in the relevant Agreement, each Option, Stock Appreciation Right and Performance Award granted under the Plan is intended to be performance-based compensation within the meaning of Section 162(m)(4)(C) of the Code (except that, in the event of a Change in Control, payment of Performance Awards to a Grantee who remains a “covered employee” with respect to such payment within the meaning of Section 162(m)(3) of the Code may not qualify as performance-based compensation). The Committee shall not be entitled to exercise any discretion otherwise authorized hereunder with respect to such Options or Awards if the ability to exercise such discretion or the exercise of such discretion itself would cause the compensation attributable to such Options or Awards to fail to qualify as performance-based compensation. Notwithstanding anything to the contrary in the Plan, the provisions of the Plan may at any time be bifurcated by the Board or the Committee in any manner so that certain provisions of the Plan or any Performance Award intended (or required in order) to satisfy the applicable requirements of Section 162(m) of the Code are only applicable to persons whose compensation is subject to Section 162(m).

                              (c)      UK Approved Options are intended to comply with Schedule 9 to the Taxes Act, and in particular, but without limitation, with paragraphs 10 to 14 thereof, and the Plan shall, except were inconsistent with the subject or context, be interpreted accordingly.

        17.      Effective Date, Termination and Amendment of the Plan. The effective date of this Plan shall be the date the Plan is adopted by the Board, subject only to the approval by the affirmative vote of the holders of a majority of the securities of the Company present, or represented, and entitled to vote at a meeting of stockholders duly held in accordance with the applicable laws of the State of Delaware within twelve (12) months of the adoption of the Plan by the Board.

      The Plan shall terminate on the day preceding the tenth anniversary of the date of its adoption by the Board and no Option or Award may be granted thereafter. The Board may sooner terminate the Plan and the Board may at any time and from time to time amend, modify or suspend the Plan; provided, however, that: (a) no such amendment, modification, suspension or termination shall impair or adversely alter any Options or Awards theretofore granted under the Plan, except with the consent of the Optionee or Grantee, nor shall any amendment, modification, suspension or termination deprive any Optionee or Grantee of any Shares which he or she may have acquired through or as a result of the Plan; and (b) to the extent necessary under applicable law, no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law.

      No alteration shall be made to provisions of the Plan relating to UK Approved Options without the prior written approval of the UK Inland Revenue.

        18.      Non-Exclusivity of the Plan. The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

        19.      Limitation of Liability. As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:

(a) give any person any right to be granted an Option or Award other than at the sole discretion of the Committee;

(b) give any person any rights whatsoever with respect to Shares except as specifically provided in the Plan;

(c) limit in any way the right of the Company to terminate the employment of any person at any time; or

(d) be evidence of any agreement or understanding, expressed or implied, that the Company will employ any person at any particular rate of compensation or for any particular period of time.

        20.      Regulations and Other Approvals; Governing Law.

                  20.1      Except as to matters of federal law, the Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware without giving effect to conflicts of laws principles thereof.

                  20.2      The obligation of the Company to sell or deliver Shares with respect to Options and Awards granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

                  20.3      The Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority, or to obtain for Eligible Individuals granted Incentive Stock Options the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder.

      The Board may make such changes as may be necessary or appropriate to obtain or maintain the approval of the provisions of the Plan relating to UK Approved Options by the UK Inland Revenue.

                  20.4      Each Option and Award is subject to the requirement that, if at any time the Committee determines, in its sole discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or Award or the issuance of Shares, no Options or Awards shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Committee.

                  20.5      Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended (the “Securities Act”), and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act and Rule 144 or other regulations thereunder. The Committee may require any individual receiving Shares pursuant to an Option or Award granted under the Plan, as a condition precedent to receipt of such Shares, to represent and warrant to the Company in writing that the Shares acquired by such individual are acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under said Act or pursuant to an exemption applicable under the Securities Act or the rules and regulations promulgated thereunder. The certificates evidencing any of such Shares shall be appropriately amended to reflect their status as restricted securities as aforesaid.

        21.      Miscellaneous.

                  21.1      Multiple Agreements. The terms of each Option or Award may differ from other Options or Awards granted under the Plan at the same time, or at some other time. The Committee may also grant more than one Option or Award to a given Eligible Individual during the term of the Plan, either in addition to, or in substitution for, one or more Options or Awards previously granted to that Eligible Individual.

                  21.2      Withholding of Taxes.

                              (a)      At such times as an Optionee or Grantee recognizes taxable income in connection with the receipt of Shares or cash hereunder (a “Taxable Event”), the Optionee or Grantee shall pay to the Company an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld by the Company in connection with the Taxable Event (the “Withholding Taxes”) prior to the issuance, or release from escrow, of such Shares or the payment of such cash. The Company shall have the right to deduct from any payment of cash to an Optionee or Grantee an amount equal to the Withholding Taxes in satisfaction of the obligation to pay Withholding Taxes. In satisfaction of the obligation to pay Withholding Taxes to the Company, the Optionee or Grantee may make a written election (the “Tax Election”), which may be accepted or rejected in the sole discretion of the Committee, to have withheld a portion of the Shares then issuable to him or her having an aggregate Fair Market Value equal to the Withholding Taxes.

                              (b)      If an Optionee makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such Optionee pursuant to the exercise of an Incentive Stock Option within the two-year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such Share or Shares to the Optionee pursuant to such exercise, the Optionee shall, within ten (10) Business Days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office.

                  21.3      Power of Attorney given by UK Employees. The following provisions shall apply only to Options and Awards granted to UK-resident or ordinarily resident Employees.

                              (a)      It shall be a condition of all Options (which term shall for the purposes of paragraphs 21.3 (a) through (d) exclude UK Approved Options which retain approval from the UK Inland Revenue under Schedule 9 to the Taxes Act) and Awards granted to UK Employees and a condition precedent to the vesting, exercisability, or release for consideration, of all such Options and Awards that, if the vesting, exercise, or release for consideration gives rise to a liability of the Company or any Subsidiary (the “Relevant Body”) under Section 203F of the Taxes Act or otherwise pursuant to the United Kingdom’s Pay As You Earn (“PAYE”) system (or any other similar withholding tax system in any other applicable jurisdiction), the Relevant Body shall (to the extent permitted by English law) be entitled to withhold from such Grantee’s or Optionee’s salary or other payments due to him, and/or the Grantee or Optionee shall be required to pay to the Relevant Body, as a condition of such vesting, exercise or release, the amount which the Relevant Body is required to pay to the UK Inland Revenue (or other relevant taxing authority).

                              (b)      Any payment by the Grantee or Optionee shall be made within such period as the Relevant Body shall notify to him. The Company may refuse to permit (a) the vesting or exercise of any Option or Award or (b) the release of any Option or Award for consideration if any such payment is not satisfied by the Grantee or Optionee within such period as shall have been notified to him.

                              (c)      Alternatively, if the Committee so decides in its absolute discretion, the PAYE or other taxation liability falling upon any Relevant Body may be satisfied by (a) the Company not releasing to the Grantee or Optionee concerned such number of Shares (which expression shall for this purpose include other shares or securities to be issued upon such vesting or exercise) or (b) deducting from any consideration for the release of an Option or Award such monetary amount as shall in either case equal in value the amount required to be paid to the Inland Revenue (or other relevant taxing authority), together (where relevant) with any commission or similar costs associated with or to be incurred upon the disposal of any such Shares to fund such tax liability.

                              (d)      Each holder of an Option or an Award under the Plan hereby appoints any Director of the Company or a Subsidiary as his attorney for the purpose of signing, in the name and on behalf of such holder, any documents required to implement the foregoing (including, without prejudice to the generality of the foregoing, the right to sell Shares not so released as aforesaid).

EXHIBIT C

BIORELIANCE CORPORATION

EMPLOYEE STOCK PURCHASE PLAN
(Effective as of October 31, 2001)

1.	PURPOSE.

     The Employee Stock Purchase Plan (the “Plan”) of BioReliance Corporation (the “Company”) is designed to provide an opportunity for the employees of the Company and its Designated Subsidiaries (defined below) to purchase shares of the Company’s common stock, $.01 par value per share (“Common Stock”) through voluntary automatic payroll deductions and to encourage such employees to continue in the employ of and to exert their best efforts on behalf of the Company and such subsidiaries. The Plan is intended to be an “employee stock purchase plan” within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”).

2.	CERTAIN TERMS.

     (a)     “Change in Capitalization” shall mean any increase or reduction in the number of shares of Common Stock (“Shares”), or any change (including, without limitation, a change in value) in the Shares or exchange of Shares for a different number or kind of shares or other securities of the Company or another corporation, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants or rights or debentures, stock dividend, stock split or reverse stock split, property dividend, combination or exchange of shares, change in corporate structure or substantially similar event.

     (b)     A “Change in Control” shall mean the occurrence during the term of the Plan of any of the following events:

(1) An acquisition in one or more transactions (other than directly from the Company or pursuant to options granted under this Plan or otherwise by the Company) of any voting securities of the Company (the “Voting Securities”) by any Person (other than any member of the Knafel Family) immediately after which such Person has beneficial ownership within the meaning of Rule 16d-3 promulgated under the Exchange Act (“Beneficial Ownership”) of (i) thirty percent (30%) or more of the combined voting power of the Company’s then outstanding Voting Securities and (ii) a number of Voting Securities having combined voting power greater than the combined voting power of the Voting Securities then Beneficially Owned by members of the Knafel Family; provided, however, in determining whether a Change in Control has occurred, Voting Securities which are acquired in a “Non-Control Acquisition” (as defined below) shall not constitute an acquisition which would cause a Change in Control. A “Non-Control Acquisition” shall mean an acquisition by (A) an employee benefit plan (or a trust forming a part thereof) maintained by (i) the Company or (ii) any Subsidiary, (B) the Company or any Subsidiary, or (C) any Person in connection with a “Non-Control Transaction” (as defined below);

(2) The individuals who, as of April 24, 1997, are members of the Board (the “Incumbent Board”), cease for any reason to constitute at least two-thirds of the Board; provided, however, that if the election, or nomination for election by the Company’s stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of the Plan, be considered a member of the Incumbent Board; provided, further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of an actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a “Proxy Contest”) including by reason of any agreement intended to avoid or settle any Proxy Contest; or

(3) Consummation of:

(A) A merger, consolidation, or reorganization involving the Company, unless

(1) the stockholders of the Company immediately before such merger, consolidation or reorganization own, directly or indirectly, immediately following such merger, consolidation or reorganization, more than fifty percent (50%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation or reorganization (the “Surviving Corporation”) in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization;

(2) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation, or reorganization constitute at least two-thirds of the members of the governing board of directors of the Surviving Corporation;

(3) no Person (other than the Company or any Subsidiary, any employee benefit plan (or any trust forming a part thereof) maintained by the Company, the Surviving Corporation or any Subsidiary, or any Person, who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of twenty percent (20%) or more of the then outstanding Voting Securities) has Beneficial Ownership of twenty percent (20%) or more of the combined voting power of the Surviving Corporation’s then outstanding voting securities; and

(4) a transaction described in clauses (1) through (3) shall herein be referred to as a “Non-Control Transaction”;

(B) A complete liquidation or dissolution of the Company; or

(C) An agreement for the sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary).

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares beneficially owned by the Subject Person; provided, however, that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities beneficially owned by the Subject Person, then a Change in Control shall occur.

     (c)     “Committee” means a committee, as described in Section 13, appointed by the Board of Directors of the Company (the “Board”) from time to time and to confirm the functions set forth herein.

     (d)     “Designated Subsidiaries” shall mean those Subsidiaries which are designated from time to time by the Board or the Committee.

     (e)     “Enrollment Period” shall mean the period of up to thirty days beginning before the first day of a Purchase Period, or such other period in advance of a Purchase Period as the Company shall determine.

     (f)     “Exchange Act” means the Securities Exchange Act of 1934, as amended.

     (g)     “Fair Market Value” on any date means the closing price at the close of the primary trading session of the Shares on such date on the principal national securities exchange on which such Shares are listed or admitted to trading, or, if such Shares are not so listed or admitted to trading, the closing price at the close of the primary trading session on such date as quoted on the Nasdaq Stock Market or such other market in which such prices are regularly quoted, or, if there has been no such closing price with respect to Shares on such date, the Fair Market Value shall be the value established by the Committee in good faith.

     (h)     “Gross Payroll Amount” shall mean the gross amount of pay an employee would receive at each regular pay period before the deduction of withholding, FICA, medical and dental premiums, medical reimbursement accounts, amount contributed to a trust pursuant to a qualified cash or deferred compensation arrangement under Section 401(k) of the Code, and all other amounts to be withheld, including deductions under this Plan, but after the deduction of amounts withheld pursuant to deferred compensation arrangements.

     (i)     “Knafel Family” means (i) Sidney R. Knafel and/or members of his “immediate family” (as defined in Rule 16a-1 promulgated under the Exchange Act), (ii) a trust solely for the benefit of any of the individuals referred to in clause (i) above: (iii) the guardian, conservator, estate or other legal representative of any of the individuals referred to in clause (i) above; and (iv) any corporation, partnership, limited liability company or other entity all of the outstanding equity securities of which are owned, directly or indirectly, by the individuals or entities referred to in clause (i), (ii) or (iii) above.

     (j)     “Offering” shall mean an offering of Shares for purchase hereunder.

     (k)    “Person” shall mean “person” as such term is used for purposes of Section 13(d) or 14(d) of the Exchange Act, including, without limitation, any individual, firm, corporation, partnership, limited liability company, joint venture, association, trust or other entity, or any group of Persons.

     (l)     “Purchase Period” shall mean a period during which payroll deductions are to be made pursuant to the Plan. Unless otherwise provided by the Committee, Purchase Periods shall commence on December, March, June and September 1 and shall be three months in duration.

     (m)     “Retirement” shall mean termination of employment by an employee who is at least 55 years of age after at least five years of employment by the Company and/or a Designated Subsidiary.

     (n)     “Subsidiary” shall mean any corporation or other Person of which a majority of its voting power or its equity securities or equity interest is owned directly or indirectly by the Company.

3.	OFFERING UNDER THE PLAN; ELECTION TO PURCHASE.

     (a)     In each instance, the Committee shall determine whether or not there will be an Offering. If the Committee shall decide that there shall be an Offering, the Committee shall, in advance of the Offering, determine: (i) the first and last days of the Offering and the Purchase Period, (ii) the aggregate number of Shares to be offered in a Purchase Period, (iii) the maximum percentage of an employee’s Gross Payroll Amount, not to exceed ten percent, that he may elect for payroll deductions described in Section 8, and (iv) the maximum number, if any, of Shares which any employee may purchase in any Purchase Period during such Offering; and shall give each eligible employee written notice of such determinations prior to the commencement of the Enrollment Period.

     (b)     Each eligible employee may elect to buy Shares in any Purchase Period by completing, signing and delivering to the Company, an Election and Authorization form in the form prescribed by the Company prior to the commencement of the Purchase Period which:

          (i)     specifies the percentage of his Gross Payroll Amount (not in excess of the maximum set by the Committee) he elects to have deducted and applied to purchase Shares hereunder;

          (ii)     authorizes the Company to make (or receive from a Designated Subsidiary) the specified periodic payroll deductions from his compensation during such Purchase Period or until such earlier date as (x) he shall cancel or (if permitted by the Committee) modify his authorization by filing an executed cancellation or modification (in the time and form prescribed by the Company) with the Company, (y) he shall have purchased the maximum number of Shares he is entitled to purchase in the Purchase Period, or (z) he shall have terminated employment with the Company or Designated Subsidiary for purposes of Section 8 of this Plan; and

          (iii)     specifies the exact name in which Shares purchased by him in the Purchase Period are to be issued, which shall be the full legal name of the employee.

     (c)     Each eligible employee who elects to participate in the Plan during any Enrollment Period shall remain enrolled in the Plan and shall continue to participate in each successive Offering until the employee’s authorization is cancelled or the employee ceases to be eligible to participate in the Plan.

4.	ELIGIBLE EMPLOYEES.

     All regular, full-time employees of the Company and of the Designated Subsidiaries at the commencement of a Purchase Period shall be eligible employees under this Plan with respect to such Purchase Period, except:

     (a)     employees who at the commencement of the Purchase Period have been employed by the Company or a Designated Subsidiary for less than 90 days;

     (b)     employees whose customary employment by the Company or a Designated Subsidiary at the commencement of a Purchase Period is 20 hours or less per week;

     (c)     employees whose customary employment by the Company or a Designated Subsidiary at the commencement of a Purchase Period is for not more than five months in any calendar year; and

     (d)     any employee who, as of the first day of a Purchase Period, would own stock or hold outstanding options to purchase stock, possessing in the aggregate (as determined under Sections 423 and 424 of the Code) five percent or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary.

5.	NUMBER OF SHARES PURCHASABLE.

     (a)     The maximum number of Shares that may be purchased by any eligible employee during a Purchase Period shall be determined by the Committee in its sole discretion. Such limitation shall be expressed both as a maximum percentage, not to exceed ten percent, of an eligible employee’s Gross Payroll Amount that may be deducted and applied to the purchase of Shares hereunder (which percentage shall be uniform as to all eligible employees), and a maximum number of Shares that may be purchased by an eligible employee hereunder. An eligible employee may elect to purchase all or any part of such maximum number of Shares by so indicating in such employee’s Election and Authorization form.

     (b)     The amount of any payroll deduction made pursuant to Section 8, or of any payment to be made hereunder to an employee or his legal representative, in a currency other than United States dollars shall be converted to or from United States dollars, as the case may be, based on the exchange rate in effect on the date the Company receives such deduction or makes such payment, respectively. The Committee shall determine the applicable exchange rate by any reasonable method, which may be based on the exchange rate actually available to the Company in the ordinary course of business on the date of such conversion.

     (c)     If at any time during a Purchase Period the number of Shares which all eligible employees have duly elected to purchase through authorized payroll deductions but which have not yet been purchased (the “aggregate Shares elected”) would cause the aggregate number of Shares to be acquired in the Purchase Period to exceed the number of Shares designated by the Committee as available for purchase in such Purchase Period, the Shares which may thereafter be purchased by each employee shall be reduced from the number so elected on a pro rata basis in the proportion that the number of Shares so elected by each such employee bears to the aggregate number of Shares elected by all such employees. The reductions shall be determined by the Committee by any reasonable method such that the aggregate number of Shares sold in the Purchase Period shall be not more than and as nearly equal as possible to the number of Shares originally designated by the Committee as available for purchase in such Purchase Period. No fractional Shares may be purchased unless the Committee otherwise provides.

     (d)     Notwithstanding any other provision of this Plan, no employee shall be entitled to purchase Shares in any Purchase Period to the extent such purchase would permit such employee to accrue (as determined under Section 423 of the Code) the right to purchase under this Plan and under all other employee stock purchase plans of the Company and its subsidiaries, the right or option to so purchase at a rate which exceeds $25,000 of Fair Market Value of such stock, determined at the time such right or option is granted, for any calendar year in which such right or option is outstanding at any time.

6.	SHARES SUBJECT TO THE PLAN.

     The Shares, which may be offered under this Plan, may be authorized and issued Common Stock, authorized and unissued Common Stock or Common Stock reacquired by the Company and held in its treasury. The maximum aggregate number of shares of Common Stock which may be made available by the Committee for purchase and issued under this Plan is

200,000, subject to any increase or decrease pursuant to Section 11. All Shares offered in any Offering, which for any reason are not purchased, shall be included in the Shares available for subsequent Offerings.

7.	PRICE.

     The price at which Shares may be purchased in any Purchase Period shall be 85% of the lower of the Fair Market Value of the Common Stock on the first day of the Purchase Period and the last day of the Purchase Period on which the Common Stock is traded (or if the Common Stock is not listed for trading, on the first or last business day of the Purchase Period) or such greater percentage as determined by the Committee with the approval of the Board.

8.	PAYROLL DEDUCTIONS; PURCHASE OF SHARES; RIGHTS OF CANCELLATION; RIGHTS ON TERMINATION OF EMPLOYMENT OR DEATH.

     (a)     Except as otherwise provided herein, Shares purchased under this Plan shall be paid for by payroll deductions during the Purchase Period. All funds received under this Plan, either through payroll deductions or cash deposits, shall be applied to the purchase of Common Stock hereunder as of the last day of a Purchase Period on which the Common Stock is traded, or if the Common Stock is not listed for trading, on the last business day of a Purchase Period. Such Shares shall be issued to individual employees as soon as practicable after the purchase.

     (b)     Each employee may cancel his election to purchase additional Shares through payroll deductions in any Purchase Period under this Plan by giving not less than thirty days prior written notice of cancellation to the Company on the form prescribed by the Company. In such case, no further amounts shall be withheld for the account of such employee through payroll deductions in respect of such Purchase Period (but such employee shall not be precluded from participating in a subsequent Purchase Period by reason of such revocation). Any amount theretofore deducted under this Plan for such employee’s account and not yet applied to the purchase of Shares shall be refunded to the employee.

     (c)     If the employment with the Company or any Designated Subsidiary of any eligible employee who has delivered a completed and duly executed Election and Authorization form for any Purchase Period (an “electing employee”) shall terminate prior to the end of such Purchase Period because of his Retirement or death, or because the Subsidiary with which he is employed ceases to be a Designated Subsidiary during such Purchase Period, then all further payroll deductions hereunder shall cease and amounts theretofore deducted under the Plan for his account shall be applied to purchase Shares in accordance with the otherwise applicable provisions of the Plan. If the full time regular employment of any eligible employee with the Company or a Designated Subsidiary shall terminate prior to the end of a Purchase Period for any other reason, then the electing employee shall be deemed to have revoked his election to have payroll deductions made and applied to purchase Shares in the Purchase Period as of the date of such termination and the amount theretofore deducted under the Plan for his account and not applied to the purchase of Shares shall be paid to such employee as soon as practicable. The transfer of an eligible employee from the Company or a Designated Subsidiary to another

Designated Subsidiary or to the Company or to any affiliate as defined in Section 414 of the Code, shall not constitute a termination of employment under this Section 8.

     (d)     No employee may modify the percentage of Gross Payroll Amount that he has elected to have deducted on the Election and Authorization form delivered to the Company unless pursuant to a revocation or cancellation hereunder, or unless the Committee otherwise provides as to all eligible employees.

9.	ISSUANCE OF SHARES.

     No employee shall have any rights as a stockholder with respect to any Shares, which he may elect to purchase under the Plan prior to the date of purchase of such Shares. At the end of each Purchase Period, certificates representing Shares purchased under this Plan for each employee shall be issued as soon as practicable and delivered to such employee.

10.	ASSIGNABILITY.

     No assignment or transfer by an employee, former employee or his legal representative of any option, election to purchase Shares, or any other interest under this Plan will be recognized or of any force or effect; any purported assignment or transfer, whether voluntary or by operation of law (except by will or the laws of descent and distribution), shall have the effect of terminating such option, election to purchase or other interest. An employee’s option and election to purchase shall be exercisable, during his lifetime, only by him. If an election to purchase is terminated by reason of the provisions of this Section 10, the only right thereafter continuing shall be the right to have the amount of payroll deductions then credited to the employee’s account which have not been applied to the purchase of Shares paid to the employee or his legal representative.

11.	ADJUSTMENTS IN EVENT OF CHANGE IN CAPITALIZATION.

     In the event of any Change in Capitalization, then the aggregate number and kind of Shares or other securities which thereafter may be sold under the Plan and the number and kind of Shares or other securities which may be purchased under any outstanding Offering and the purchase price thereof shall be appropriately adjusted consistent with such change in such manner as the Committee may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, eligible employees under the Plan and any such adjustment determined by the Committee in good faith shall be binding and conclusive on the Company, Designated Subsidiaries and all employees and their respective heirs, executors, administrators, successors and assigns.

12.	EFFECT OF CHANGE IN CONTROL.

     (a)     In the event of a Change in Control caused by the liquidation or dissolution of the Company, the Purchase Period then in progress will terminate immediately prior to the consummation of such liquidation or dissolution, unless otherwise provided by the Board in its sole discretion, all rights to purchase Shares under the Plan shall terminate and all amounts credited to employee accounts which have not been applied to the purchase of Shares shall be refunded.

     (b)     In the event of any Change in Control not caused by the liquidation or dissolution of the Company after which the Company is not the Surviving Corporation, then in the sole discretion of the Committee, (i) a date established by the Board on or up to 10 days before the date of consummation of such Change in Control shall be treated as the last day of the Purchase Period then in progress or (ii) all rights to purchase Shares under the Plan shall terminate and all amounts credited to employee accounts which have not been applied to the purchase of Shares shall be refunded.

13.	ADMINISTRATION OF THE PLAN.

     (a)     The Plan shall be administered by the Committee, which shall hold meetings at such times as may be necessary for the proper administration of the Plan. The Committee shall keep minutes of its meetings. A quorum shall consist of not fewer than two members of the Committee and a majority of a quorum may authorize any action. Any decision or determination reduced to writing and signed by a majority of all of the members of the Committee shall be as fully effective as if made by a majority vote at a meeting duly called and held. The Committee shall be the Compensation Committee of the Board of Directors, which shall consist of at least two (2) directors of the Company and may consist of the entire Board; provided, however, that if the Committee consists of less than the entire Board, each member shall be a Non-employee Director. No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to this Plan or any transaction hereunder, except for liability arising from his or her own willful misfeasance, gross negligence or reckless disregard for his or her duties. The Company hereby agrees to indemnify each member of the Committee for all costs and expenses and, to the extent permitted by applicable law any liability incurred in connection with defending against, responding to, negotiating for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any actions in administering this Plan or authorizing or denying authorization to any transaction hereunder.

     (b)     Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time to:

          (1)     construe and interpret the Plan and the rights granted hereunder and to establish, amend and revoke rules and regulations for the administration of the Plan, including, without limitation, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Agreement, in the manner and to the extent it shall deem necessary or advisable so that the Plan complies with applicable law and the Code to the extent applicable, and otherwise to make the Plan fully effective. All decisions and determinations by the Committee in the exercise of this power shall be final, binding and conclusive upon the Company, its Subsidiaries, employees participating in the Plan and all other persons having any interest therein;

          (2)     determine the duration and purposes for leaves of absence which may be granted to an employee on an individual basis without constituting a termination of employment or service for purposes of the Plan:

          (3)     exercise its sole discretion with respect to the powers and rights granted to it as set forth in the Plan; and

          (4)     generally, to exercise such powers and to perform such acts as are deemed necessary or advisable to promote the best interest of the Company with respect to the Plan.

     (c)     Notwithstanding the foregoing, all employees participating in the Plan shall have the same rights and privileges under the Plan, except to the extent permitted by Section 423(b)(5) of the Code. No member of the Board, no employee of the Company and no member of the Committee (nor the Committee itself) shall be liable for any act or action hereunder, whether of omission or commission, by any other member or employee or by any agent to whom duties in connection with the administration of the Plan have been delegated or, except in circumstances involving his bad faith, gross negligence or fraud, for anything done or omitted to be done by himself. The Company or the Committee may consult with legal counsel, who may be counsel for the Company or other counsel, with respect to its obligations or duties hereunder, or with respect to any action or proceeding or any question of law, and shall not be liable with respect to any action taken or omitted by it in good faith pursuant to the advice of such counsel.

14.	COMPLIANCE WITH GOVERNMENT LAW AND REGULATIONS; GOVERNING LAW.

     This Plan, each Offering hereunder, and the obligation of the Company to sell and deliver Common Stock hereunder shall be subject to all applicable Federal and state laws, rules and regulations and to such approvals by any governmental or regulatory agency as may from time to time be required. The Board may make such changes in this Plan as may be necessary or desirable, in the opinion of the Board, to comply with the laws, rules and regulations of any governmental or regulatory authority, or to be eligible for tax benefits under the Code, or any other laws or regulations of any Federal, state, local or foreign government. This Plan and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of Maryland (regardless of the law that might otherwise govern under applicable Maryland principles of conflict of laws).

15.	COMPANY’S PAYMENT OF EXPENSES RELATED TO THE PLAN.

     Except as otherwise specifically provided herein, the Company will bear all expenses incurred in administering this Plan, including any brokerage fees incurred upon the purchase of Shares.

16.       PLAN AND RIGHTS TO PURCHASE COMMON STOCK NOT TO CONFER RIGHT WITH RESPECT TO CONTINUANCE OF EMPLOYMENT.

     This Plan and any Offering or other rights to purchase Common Stock granted under this Plan shall not confer upon any employee any right with respect to continuance of employment by the Company or any Subsidiary, nor shall they be a limitation in any way on the right of the Company or any Subsidiary by which an employee is employed to terminate his employment at any time.

17.	WITHHOLDING OF TAXES.

     The Company shall have the right to deduct from any payment to be made pursuant to this Plan, or to otherwise require, prior to the issuance or delivery of any Shares or the payment of any cash hereunder, payment by each eligible employee of, any taxes required by applicable law to be withheld. The Committee may permit any such withholding obligation to be satisfied by reducing the number of Shares otherwise deliverable.

18.	GENERAL.

     (a)     The Committee shall accumulate and hold for each employee’s account any amounts deducted from his compensation pursuant to this Plan and amounts deposited as a lump sum payment and shall maintain book-entry accounts for each electing employee to account for payroll deductions made by the employee. Interest will not be credited or paid with respect to any account hereunder. Any amounts deducted that are not used to purchase Shares will be refunded to the employee.

     (b)     Unless the Committee otherwise provides, only full Shares may be purchased under this Plan. After each Purchase Period, each employee shall receive a cash payment of the amount deducted from such employee’s compensation that has not been applied to purchase Shares.

     (c)     In the event of a termination of the Plan during a Purchase Period, all amounts credited to employee accounts hereunder, which have not been applied to the purchase of Shares, shall be refunded to the employees for whose accounts they are credited.

     (d)     Payment for the purchase price of Shares hereunder shall be made in United States dollars.

19.	NOTICE OF DISPOSITION.

     Each participant shall notify the Company in writing if the participant disposes of any of the Shares purchased in any Offering Period pursuant to this Plan if such disposition occurs within two (2) years from the Offering Date or within one (1) year from the Purchase Date on which such Shares were purchased (the “Notice Period”).

20.	AMENDMENT OR DISCONTINUANCE.

     Notwithstanding any other provision of this Plan, the Board may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the Plan, or suspend or terminate it entirely, retroactively or otherwise; provided, however, that any such amendment, suspension or termination may not, without the employee’s consent, adversely affect any rights outstanding at the time of such amendment, suspension or termination to purchase Shares for the balance of a Purchase Period pursuant to any Offering hereunder. The Plan will terminate in any event when the Committee determines that all or substantially all of the Shares reserved for purposes of the Plan have been issued, unless the stockholders of the Company approve additional Shares for issuance.

21.	CONSTRUCTION.

     Wherever any words are used in this Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply. The titles to sections of this Plan are intended solely as a convenience and shall not be used as an aid in construction of any provisions thereof.

22.	NAME.

     This Plan shall be known as the “BioReliance Corporation Employee Stock Purchase Plan.”

23.	TERM; STOCKHOLDER APPROVAL.

     After this Plan is adopted by the Board, this Plan will become effective on the day of the first Offering. This Plan shall be submitted to stockholders of the Company for approval at the 2002 annual meeting of stockholders, in any manner permitted by applicable corporate law, within twelve (12) months before or after the date this Plan is adopted by the Board. If the Plan is not so approved by the stockholders of the Company, the Plan and all rights hereunder to purchase Shares shall immediately terminate, and all amounts credited to employee accounts that have not been applied to the purchase of Shares shall be refunded. This Plan shall continue until the earlier to occur of (a) termination of this Plan by the Board (which termination may be effected by the Board at any time), (b) issuance of all of the shares of Common Stock reserved for issuance under this Plan, or (c) failure of the stockholders of the Company to approve the Plan in accordance with this Section 23.